WASATCHGLOBAL.COM
JANUARY 31, 2025
2025 Prospectus

Fund Name	Investor Class	Institutional Class

Wasatch Core Growth Fund	WGROX	WIGRX

Wasatch Emerging India Fund	WAINX	WIINX

Wasatch Emerging Markets Select Fund	WAESX	WIESX

Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX

Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX

Wasatch Global Opportunities Fund	WAGOX	WIGOX

Wasatch Global Select Fund	WAGSX	WGGSX

Wasatch Global Value Fund	FMIEX	WILCX

Wasatch International Growth Fund	WAIGX	WIIGX

Wasatch International Opportunities Fund	WAIOX	WIIOX

Fund Name	Investor Class	Institutional Class

Wasatch International Select Fund	WAISX	WGISX

Wasatch International Value Fund	WAIVX	WGIVX

Wasatch Long/Short Alpha Fund	WALSX	WGLSX

Wasatch Micro Cap Fund	WMICX	WGICX

Wasatch Micro Cap Value Fund	WAMVX	WGMVX

Wasatch Small Cap Growth Fund	WAAEX	WIAEX

Wasatch Small Cap Value Fund	WMCVX	WICVX

Wasatch Ultra Growth Fund	WAMCX	WGMCX

Wasatch U.S. Select Fund	WAUSX	WGUSX

Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Wasatch Core Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.17%	0.06%
Total Annual Fund Operating Expenses	1.17%	1.06%
Expense Reimbursement	—	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.17%	1.05%

Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.05%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Growth Fund — Investor Class	$119	$372	$644	$1,420
Core Growth Fund — Institutional Class	$107	$336	$584	$1,293

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in smaller growing companies at reasonable prices.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of smaller growing companies. We consider these companies to be companies we believe have typically exhibited consistent growth in earnings per share and that are relatively small, with minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date, whichever is greater. The Russell 2000 Index reconstitution date is typically each year on or around July 1. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $16.6 million to $10.713 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of the Fund’s total assets in the equity securities (typically common stock) of foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast-growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, financials, consumer discretionary, and health care.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make

Wasatch Core Growth Fund® — Summary

certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid

January 31, 2025

due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on

Wasatch Core Growth Fund® — Summary

the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the

January 31, 2025

Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Core Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	33.11%
Worst — 3/31/2020	-23.93%

Wasatch Core Growth Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	13.19%	11.54%	12.22%
Return After Taxes on Distributions	11.04%	9.91%	10.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	9.10%	9.71%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	13.31%	11.68%	12.36%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	15.15%	6.86%	8.09%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	11.54%	7.40%	7.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000, Russell 2000 and Russell 2000 Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Paul Lambert Lead Portfolio Manager Since January 31, 2024	Mike Valentine Lead Portfolio Manager Since January 31, 2024	Kipling Weisel Associate Portfolio Manager Since January 31, 2025
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

January 31, 2025

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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging India Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.25%	0.12%
Total Annual Fund Operating Expenses	1.50%	1.37%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging India Fund — Investor Class	$153	$474	$818	$1,791
Emerging India Fund — Institutional Class	$139	$434	$750	$1,646
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies tied economically to India.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies of all market capitalizations tied economically to India.
We will consider qualifying investments to be in companies that are listed on an Indian exchange, that have at least 50% of their assets in India, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in India.
India is considered an emerging market. Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka.
We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.

January 31, 2025

The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, health care, consumer discretionary, industrials, and materials.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Wasatch Emerging India Fund® — Summary

The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When

January 31, 2025

the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the

Wasatch Emerging India Fund® — Summary

overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the

January 31, 2025

Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Emerging India Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2020	24.88%
Worst — 3/31/2020	-28.12%

Wasatch Emerging India Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 4/12/2011)
Return Before Taxes	9.39%	10.85%	11.15%	N/A
Return After Taxes on Distributions	6.06%	9.99%	10.37%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	9.73%	9.16%	9.39%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	9.58%	10.98%	N/A	11.34%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	7.50%	1.70%	3.64%	6.79%
MSCI India IMI (Investable Market Index) Index* (reflects no deductions for fees, expenses or taxes)	13.47%	14.35%	9.50%	12.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since the Fund’s Inception	Justin Weaver, CFA Associate Portfolio Manager Since January 31, 2025
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

January 31, 2025

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.36%	0.11%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	1.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Select Fund — Investor Class	$139	$434	$750	$1,646
Emerging Markets Select Fund — Institutional Class	$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies that are tied economically to emerging market countries.

January 31, 2025

Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. We will consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
Under normal market conditions, the Fund will generally invest in 30 to 50 companies. However, we may invest in fewer or more companies when we believe that doing so will help our efforts to achieve the Fund’s investment objective.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to emerging market countries. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, information technology, consumer discretionary, industrials, health care, and communication services.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Taiwan, and China.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund may invest in initial public offerings (IPOs) and early stage companies.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe

Wasatch Emerging Markets Select Fund® — Summary

adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.

January 31, 2025

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Chinese Market and Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, government influence over the private sector and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Countries in the Asia region, particularly China, Japan and South Korea, also may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.

Wasatch Emerging Markets Select Fund® — Summary

Taiwan Market Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact the Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on Taiwan.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

January 31, 2025

Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Wasatch Emerging Markets Select Fund® — Summary

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Emerging Markets Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	34.97%
Worst — 6/30/2022	-24.80%

January 31, 2025

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/13/2012)
Return Before Taxes	-0.12%	5.76%	4.96%
Return After Taxes on Distributions	0.04%	5.87%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.09%	4.64%	4.03%
Institutional Class (Inception Date 12/13/2012)
Return Before Taxes	0.12%	5.96%	5.20%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	7.50%	1.70%	3.64%
MSCI Emerging Markets Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	1.12%	0.98%	3.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since the Fund’s Inception	Stuart Rigby Portfolio Manager Since January 31, 2025	Scott Thomas, CFA Associate Portfolio Manager Since 2016	Anh Hoang, CFA Associate Portfolio Manager Since January 31, 2025
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Wasatch Emerging Markets Select Fund® — Summary
January 31, 2025

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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2025

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.65%	1.65%
Other Expenses	0.34%	0.15%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	2.00%	1.81%
Expense Reimbursement	(0.04)%	—
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.96%	1.81%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% and 1.80%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund — Investor Class	$199	$624	$1,074	$2,324
Emerging Markets Small Cap Fund — Institutional Class	$184	$569	$980	$2,127

Wasatch Emerging Markets Small Cap Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small companies tied economically to emerging markets.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies that are tied economically to emerging market countries. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index as of its most recent reconstitution date. As of its most recent reconstitution date, the market capitalization of companies included in the MSCI Emerging Markets Small Cap Index ranged from $187 million to $7.32 billion. The market capitalizations for the range of companies in the MSCI Emerging Markets Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year.
Emerging market countries are those currently included in the MSCI Emerging Markets Index. We will consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Taiwan, and China.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, consumer discretionary, consumer staples, health care, and communication services.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make

January 31, 2025

certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid

Wasatch Emerging Markets Small Cap Fund® — Summary

due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.

January 31, 2025

Taiwan Market Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact the Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on Taiwan.
Chinese Market and Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, government influence over the private sector and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Countries in the Asia region, particularly China, Japan and South Korea, also may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase that are tied economically to emerging market countries. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond the $3 billion or the market capitalization of the largest company in the MSCI Emerging Markets Small Cap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

Wasatch Emerging Markets Small Cap Fund® — Summary

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

January 31, 2025

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Emerging Markets Small Cap Fund® — Summary

Wasatch Emerging Markets Small Cap Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	31.60%
Worst — 3/31/2020	-23.74%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2007)
Return Before Taxes	-2.13%	4.65%	4.57%	N/A
Return After Taxes on Distributions	-3.05%	4.03%	3.84%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.24%	4.17%	3.80%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	-1.75%	4.83%	N/A	4.67%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	7.50%	1.70%	3.64%	6.79%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees, expenses or taxes)	4.79%	8.56%	5.73%	8.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.

January 31, 2025

Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers

Scott Thomas, CFA Lead Portfolio Manager Since 2015	Dan Chace, CFA Lead Portfolio Manager Since 2019	Ajay Krishnan, CFA Lead Portfolio Manager Since 2019	Kevin Unger, CFA Associate Portfolio Manager Since 2018

Anh Hoang, CFA Associate Portfolio Manager Since 2022
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.

Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2025

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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2025

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.65%	1.65%
Other Expenses	0.68%	0.86%
Interest Expense	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%
Total Annual Fund Operating Expenses	2.38%	2.56%
Expense Reimbursement	(0.18)%	(0.56)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	2.20%	2.00%
1
The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights. The expense ratio in the financial statements reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.15% and 1.95%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Frontier Emerging Small Countries Fund — Investor Class	$223	$726	$1,255	$2,705
Frontier Emerging Small Countries Fund — Institutional Class	$203	$744	$1,311	$2,856

Wasatch Frontier Emerging Small Countries Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in the equity securities of companies of all market capitalizations that are tied economically to frontier markets and small emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies that are tied economically to frontier markets and small emerging market countries.
We consider “frontier markets” to include any non-developed or non-emerging country that is outside the Morgan Stanley Capital International (MSCI) ACWI Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), or the MSCI Frontier Markets Index. We may also determine a country to be a frontier market considering various factors including, the classification of a country as a frontier market by any international organization that evaluates or classifies countries (such as the World Bank, International Monetary Fund, MSCI, or FTSE International).
“Emerging markets” include those countries currently considered to be developing as per their inclusion in the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging BMI.
We will consider qualifying investments to be in companies that are listed on a securities exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider to be a frontier market or a small emerging market country.
In general, frontier markets and small emerging market countries, with the exception of the oil-producing Persian Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging market standards. We believe frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia and India.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, information technology, consumer discretionary, consumer staples, communication services, and industrials.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:

January 31, 2025

Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier

January 31, 2025

markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries, and in particular small emerging market countries, include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in

January 31, 2025

occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Wasatch Frontier Emerging Small Countries Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	34.30%
Worst — 3/31/2020	-31.23%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 1/31/2012)
Return Before Taxes	10.68%	3.07%	1.24%	N/A
Return After Taxes on Distributions	10.59%	3.09%	1.28%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.57%	2.47%	1.03%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	11.00%	3.42%	N/A	4.82%
MSCI Frontier Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	6.26%	-0.26%	0.45%	3.44%
MSCI Frontier Markets Index* (reflects no deductions for fees, expenses or taxes)	9.42%	1.79%	2.24%	5.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
Scott Thomas, CFA Lead Portfolio Manager Since 2019

January 31, 2025

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Opportunities Fund® — Summary
January 31, 2025

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.25%	0.15%
Total Annual Fund Operating Expenses	1.50%	1.40%
Expense Reimbursement	—	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.50%	1.35%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.35%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$153	$474	$818	$1,791
Global Opportunities Fund — Institutional Class	$137	$438	$761	$1,675

Wasatch Global Opportunities Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of foreign and domestic companies. These companies will typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) ACWI Small Cap Index as of its most recent reconstitution date, whichever is greater. As of the 2024 reconstitution date, the market capitalization of companies included in the MSCI ACWI Small Cap Index ranged from $184 million to $36.38 billion. The market capitalizations for the range of companies in the MSCI ACWI Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have outstanding long-term growth potential. We travel extensively to visit companies and expect to meet with senior management.
We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries, sectors or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including India, Asia, Japan, Europe and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, health care, financials, consumer discretionary, and consumer staples.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or

January 31, 2025

other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.

Wasatch Global Opportunities Fund® — Summary

Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.

January 31, 2025

Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including

Wasatch Global Opportunities Fund® — Summary

those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap and small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

January 31, 2025

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their

Wasatch Global Opportunities Fund® — Summary

respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch Global Opportunities Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	35.25%
Worst — 3/31/2020	-25.43%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/17/2008)
Return Before Taxes	6.70%	8.53%	9.72%	N/A
Return After Taxes on Distributions	4.72%	7.59%	7.82%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.50%	6.83%	7.46%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	6.85%	8.68%	N/A	14.04%
MSCI ACWI Index* (reflects no deductions for fees, expenses or taxes)	17.49%	10.06%	9.23%	11.45%
MSCI ACWI Small Cap Index* (reflects no deductions for fees, expenses or taxes)	7.66%	6.68%	7.26%	9.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since 2012	Paul Lambert Lead Portfolio Manager Since January 31, 2024	Ryan Snow Portfolio Manager Since January 31, 2024	Ken Applegate, CFA, CMT Portfolio Manager Since 2019

Wasatch Global Opportunities Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.85%	0.85%
Other Expenses	1.71%	0.81%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	2.57%	1.67%
Expense Reimbursement	(1.21)%	(0.71)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.36%	0.96%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.35% and 0.95%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Select Fund — Investor Class	$138	$684	$1,256	$2,814
Global Select Fund — Institutional Class	$98	$457	$840	$1,917

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in foreign and domestic companies of all market capitalizations.
Under normal market conditions, we will invest the Fund’s assets primarily in equity securities, typically common stock, issued by foreign and domestic companies. The Fund may invest a significant portion of its net assets in companies tied economically to foreign countries. Under normal market conditions, we expect at least 40% of the Fund’s net assets (or 30% if market conditions are deemed not favorable by the Fund’s management) to be invested in non-U.S. securities. Under normal market conditions, the Fund will allocate its assets among multiple countries (one of which may be the United States). We generally consider a non-U.S. security to be a security issued by a company tied economically to one or more foreign countries. We generally consider a company to be tied economically to one or more foreign countries when it is listed on a foreign exchange, or regardless of where it is listed, is legally domiciled in a foreign country, has at least 50% of its assets in a foreign country, or derives at least 50% of its revenues or profits from goods produced or sold, investments made or services provided in one or more foreign countries. The Fund’s investments may be diversified across multiple countries or geographic regions or may be focused on a select geographic region or market.
The Fund may invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, health care, and consumer discretionary.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including India, Asia (particularly Japan), Europe, and the United Kingdom.
At times, we may invest in early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if we believe they have outstanding long-term growth potential.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.

Wasatch Global Select Fund® — Summary

Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as

January 31, 2025

labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.

Wasatch Global Select Fund® — Summary

Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.

January 31, 2025

Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch Global Select Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

January 31, 2025

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Global Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	27.70%
Worst — 6/30/2022	-21.58%

Wasatch Global Select Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2019)
Return Before Taxes	0.50%	4.56%	6.14%	N/A
Return After Taxes on Distributions	0.53%	3.92%	5.52%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.33%	3.55%	4.81%	N/A
Institutional Class (Inception Date 10/1/2019)
Return Before Taxes	0.90%	4.97%	N/A	6.54%
MSCI ACWI Index* (reflects no deductions for fees, expenses or taxes)	17.49%	10.06%	11.36%	11.36%
MSCI ACWI Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	10.58%	6.81%	8.25%	8.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers

Mick Rasmussen, CFA Lead Portfolio Manager Since January 31, 2025	Ken Applegate, CFA, CMT Portfolio Manager Since the Fund’s Inception	Mike Valentine Portfolio Manager Since the Fund’s Inception	Stuart Rigby Portfolio Manager Since January 31, 2025
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

January 31, 2025

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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Value Fund® — Summary

Investment Objectives
The Fund’s investment objectives are to seek capital appreciation and income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.90%	0.90%
Other Expenses	0.27%	0.24%
Interest Expense	0.01%	—
Total Annual Fund Operating Expenses	1.18%	1.14%
Expense Reimbursement	(0.07)%	(0.19)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.11%	0.95%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Value Fund — Investor Class	$113	$368	$642	$1,426
Global Value Fund — Institutional Class	$97	$343	$609	$1,369

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in the equity securities of foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of foreign and domestic companies of all market capitalizations.
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of over $5 billion at the time of purchase.
To achieve the Fund’s investment objectives, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:
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Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
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Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
The Fund may invest a significant amount of its assets (greater than 5%) in a particular region or market, including Asia and Europe.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, health care, consumer staples, utilities, communication services, energy, real estate, and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments.

Wasatch Global Value Fund® — Summary

Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.

January 31, 2025

Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier

Wasatch Global Value Fund® — Summary

markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.

January 31, 2025

Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Large Company Stock Risk. The Fund may invest in the stocks of large companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Wasatch Global Value Fund® — Summary

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error,

January 31, 2025

errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
Effective October 31, 2017, the Wasatch Global Value Fund changed its principal investment strategy and correspondingly updated its name to reflect the change in principal strategy. For periods prior to such date, the tables below reflect the performance of the Fund before the investment strategy change. The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Global Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2020	23.81%
Worst — 3/31/2020	-27.86%

Wasatch Global Value Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years
Investor Class (Inception Date 9/25/1996)
Return Before Taxes	8.67%	7.95%	7.39%
Return After Taxes on Distributions	6.52%	6.63%	5.50%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	6.16%	5.54%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	8.85%	8.10%	7.54%
MSCI ACWI Index* (reflects no deductions for fees, expenses or taxes)	17.49%	10.06%	9.23%
MSCI ACWI Value Index* (reflects no deductions for fees, expenses or taxes)	10.76%	6.42%	6.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
David Powers, CFA, CPA, CAIA Lead Portfolio Manager Since 2013	Nakul Chaturvedi Associate Portfolio Manager Since April 24, 2024
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.

January 31, 2025

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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Growth Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.23%	0.12%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.49%	1.38%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.49%	1.36%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.35%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Growth Fund — Investor Class	$152	$471	$813	$1,779
International Growth Fund — Institutional Class	$138	$435	$753	$1,656

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of small foreign companies. The companies will typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) ACWI ex USA Small Cap Index as of its most recent reconstitution date, whichever is greater. As of the 2024 reconstitution date, the market capitalization of companies included in the MSCI ACWI ex USA Small Cap Index ranged from $187 million to $10.36 billion. The market capitalizations for the range of companies in the MSCI ACWI ex USA Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI ACWI ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Japan, Europe, and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, health care, and communication services.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make

Wasatch International Growth Fund® — Summary

certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid

January 31, 2025

due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.

Wasatch International Growth Fund® — Summary

Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be

January 31, 2025

affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch International Growth Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.

January 31, 2025

Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch International Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	25.77%
Worst — 6/30/2022	-22.76%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/28/2002)
Return Before Taxes	-0.41%	-0.57%	4.05%	N/A
Return After Taxes on Distributions	-4.13%	-2.20%	2.60%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.96%	-0.10%	3.30%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	-0.32%	-0.47%	N/A	8.02%
MSCI ACWI ex USA Index* (reflects no deductions for fees, expenses or taxes)	5.53%	4.10%	4.80%	6.87%
MSCI ACWI ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	3.36%	4.30%	5.66%	6.89%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	2.76%	2.87%	5.49%	6.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch International Growth Fund® — Summary

The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Applegate, CFA, CMT Lead Portfolio Manager Since 2019	Linda Lasater, CFA Portfolio Manager Since 2014	Derrick Tzau, CFA Associate Portfolio Manager Since 2020
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.

January 31, 2025

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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Opportunities Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.75%	1.75%
Other Expenses	0.27%	0.26%
Interest Expense	0.02%	0.01%
Total Annual Fund Operating Expenses	2.04%	2.02%
Expense Reimbursement	—	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	2.04%	1.96%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.25% and 1.95%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund — Investor Class	$207	$640	$1,098	$2,369
International Opportunities Fund — Institutional Class	$199	$628	$1,082	$2,343

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in foreign micro cap companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities, typically common stock, of foreign micro-capitalization companies that typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index® as of its most recent reconstitution date, whichever is greater. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $15.7 million to $1.997 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date. Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) ACWI ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Japan, Europe, and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, financials, health care, and communication services.
The Fund may also invest in initial public offerings (IPOs).
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.

Wasatch International Opportunities Fund® — Summary

Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as

January 31, 2025

labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.

Wasatch International Opportunities Fund® — Summary

Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.

January 31, 2025

Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests its assets primarily in micro-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond the $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity

Wasatch International Opportunities Fund® — Summary

prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of

January 31, 2025

services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch International Opportunities Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	32.67%
Worst — 6/30/2022	-22.25%

Wasatch International Opportunities Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 1/27/2005)
Return Before Taxes	-4.49%	-1.32%	4.39%	N/A
Return After Taxes on Distributions	-3.44%	-1.74%	3.77%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-1.60%	-0.49%	3.73%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	-4.42%	-1.30%	N/A	7.00%
MSCI ACWI ex USA Index* (reflects no deductions for fees, expenses or taxes)	5.53%	4.10%	4.80%	6.87%
MSCI ACWI ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	3.36%	4.30%	5.66%	6.89%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	2.76%	2.87%	5.49%	6.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Linda Lasater, CFA Lead Portfolio Manager Since 2019	Dan Chace, CFA Portfolio Manager Since 2020	Allison He, CFA Associate Portfolio Manager Since 2018
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

January 31, 2025

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.80%	0.80%
Other Expenses	3.73%	3.58%
Total Annual Fund Operating Expenses	4.53%	4.38%
Expense Reimbursement	(3.23)%	(3.48)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.30%	0.90%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.30% and 0.90%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Select Fund — Investor Class	$132	$1,076	$2,028	$4,450
International Select Fund — Institutional Class	$92	$1,009	$1,938	$4,311

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in foreign companies of all market capitalizations.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities, typically common stock, issued by companies tied economically to foreign developed markets, which are those countries included in the Morgan Stanley Capital International (MSCI) EAFE Index at the time of purchase, excluding the United States. Under normal market conditions, the Fund will allocate its assets among at least five countries included in the MSCI EAFE Index, excluding the United States. We will generally consider a company to be tied economically to one or more foreign countries when it is listed on a foreign exchange or, regardless of where it is listed, is legally domiciled in a foreign country, has at least 50% of its assets in a foreign country, or derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more foreign countries.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, communication services, financials, consumer discretionary, real estate, and health care.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, Japan, Europe, and the United Kingdom.
At times, we may invest in early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if we believe they have outstanding long term growth potential.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund,

Wasatch International Select Fund® — Summary

and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than

January 31, 2025

other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.

Wasatch International Select Fund® — Summary

Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

January 31, 2025

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

Wasatch International Select Fund® — Summary

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch International Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	23.97%
Worst — 3/31/2022	-19.48%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2019)
Return Before Taxes	1.18%	1.32%	3.47%	N/A
Return After Taxes on Distributions	1.30%	1.37%	3.51%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.81%	1.06%	2.73%	N/A
Institutional Class (Inception Date 10/1/2019)
Return Before Taxes	1.66%	1.78%	N/A	3.91%
MSCI ACWI ex USA Index* (reflects no deductions for fees, expenses or taxes)	5.53%	4.10%	5.61%	5.61%
MSCI EAFE Index* (reflects no deductions for fees, expenses or taxes)	3.82%	4.73%	6.07%	6.07%
MSCI EAFE Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	2.07%	1.75%	3.56%	3.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Applegate, CFA, CMT Lead Portfolio Manager Since the Fund’s Inception	Derrick Tzau, CFA Lead Portfolio Manager Since January 31, 2025

Wasatch International Select Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Value Fund™ — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.80%	0.80%
Other Expenses[1]	5.68%	3.73%
Total Annual Fund Operating Expenses	6.48%	4.53%
Expense Reimbursement	(5.43)%	(3.63)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	1.05%	0.90%
1
Other Expenses are based on estimates for the current fiscal year.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.05% and 0.90%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
International Value Fund — Investor Class	$107	$1,433
International Value Fund — Institutional Class	$92	$1,038

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover is not available.
Principal Strategies
The Fund invests primarily in the equity securities of foreign companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of foreign companies of all market capitalizations, although we expect a significant portion (greater than 5%) of the Fund’s total assets to be invested in companies with market capitalizations of over $5 billion at the time of purchase. The Advisor considers greater than 5% to be a significant portion. Under normal market conditions, the Fund will invest in securities issued by companies domiciled in at least five of the countries included in the Morgan Stanley Capital International (MSCI) ACWI ex USA Index, which captures large and mid cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The MSCI ACWI ex USA Index includes companies domiciled in countries around the world, including companies in the Asia region, Europe and the U.K.
The Fund may invest a significant portion of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
In seeking to achieve the Fund’s investment objectives, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
Our valuation analysis is intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The intrinsic valuation analysis may include:
•
Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•
Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
The Fund may invest a significant portion of its assets (greater than 5%) in a particular region or market, including Asia and Europe.
The Fund may invest a significant portion of its assets (greater than 5%) in a few sectors, including communication services, consumer discretionary, consumer staples, energy, health care, financials, industrials, information technology, materials, real estate, and utilities.
The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.

Wasatch International Value Fund™ — Summary

Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as

January 31, 2025

labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.

Wasatch International Value Fund™ — Summary

Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

January 31, 2025

Small- and Mid-Cap Company Stock Risk. Small- and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small- and mid-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Large Company Stock Risk. The Fund may invest in the stocks of large companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Wasatch International Value Fund™ — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

January 31, 2025

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
New Fund Risk. Because a new fund begins operations with few assets, operating expenses for a new fund are relatively high until the fund begins to manage sufficient assets to achieve operating efficiencies. While the Advisor has contractually agreed to reimburse Fund expenses over a certain level for a period of time to keep shareholder expenses at a certain specific level, there is a risk that the expense limitation agreement is not continued and the expenses of the Fund increase significantly until the Fund reaches scale. There is also the risk that the Fund never reaches scale, that the investment strategies do not work as expected and that the Fund fails to achieve its stated investment objective.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Fund commenced operations on November 29, 2024 and as such does not have a full calendar year of performance.

Wasatch International Value Fund™ — Summary

Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
David Powers, CFA, CPA, CAIA Lead Portfolio Manager Since the Fund’s Inception	Nakul Chaturvedi Associate Portfolio Manager Since the Fund’s Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.

January 31, 2025

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Long/Short Alpha Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.38%	0.27%
Dividend Expense on Short Sales, Borrowing Costs and Related Interest Expense Attributable to Securities Sold Short[1]	0.58%	0.57%
Total Annual Fund Operating Expenses	2.21%	2.09%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	2.21%	2.07%
1
Dividends on short sales are dividends paid to the lenders of borrowed securities. Expenses related to dividends on short sales, borrowing costs and related interest expenses attributable to securities sold short are estimated and will vary depending on whether the securities the Fund sells short pay dividends, the amount of any such dividends, the borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.50%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short and maintaining related margin collateral) and dividend expense on short sales/interest expense, interest, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long/Short Alpha Fund — Investor Class	$224	$691	$1,185	$2,544
Long/Short Alpha Fund — Institutional Class	$210	$653	$1,122	$2,419

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in long equity positions and short equity positions.
The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to domestic equity markets. Under normal market conditions, the Fund will establish long and short positions in a portfolio of equity securities, typically common stock, of companies of all market capitalizations. The Fund seeks to take long positions in companies the Advisor believes have the potential for above average revenue and earnings growth. The Fund may also take long positions in companies the Advisor believes are overly discounted. The Fund’s long positions are intended to benefit from rising valuations while the Fund’s short positions are intended to benefit from declining valuations or as a hedge against its long positions. The equity securities in which the Fund may invest include common stock, preferred stock, and depositary receipts, which are negotiable certificates typically issued by a bank representing stock owned in a foreign company.
The use of both long and short positions allows the Advisor to invest based on both its positive and negative views on individual stocks. When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund will sell a security short if it expects that it will be able to purchase the security back at a lower price than the price at which it sold the security short.
The Fund borrows securities to sell short from its custodian through a program under which the custodian acts as the securities lender (the “Enhanced Custody Program”). When the Fund borrows a security to sell short, the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender, and will pay fees in connection with the borrowing, including borrowing costs, financing fees and charges incurred in maintaining related margin collateral.
The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions which may create leverage.
The Fund intends to generally maintain a net long exposure to the equity market (measured as the market value of the long positions minus the market value of the short positions) that is greater than the 0% exposure, but less than the 100% exposure provided by a fund that invests only in long positions. Short positions are expected to not exceed 60% of the value of the Fund’s net assets under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market. Accordingly, the Fund is not intended to be a “market neutral” fund (i.e., a fund designed to produce a return that is neutral with respect to general stock market movements).
The Advisor will select securities using an investment process that combines quantitative and “bottom-up“ fundamental analysis, with the Advisor taking long positions in companies that it believes have above average revenue and earnings growth potential, and short positions in companies that it expects to underperform. Securities are generally added to the portfolio as long or short positions based upon security rankings provided by multi-factor quantitative models and on fundamental analysis of securities. The research analysis may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth. The Advisor may also utilize risk management techniques to establish constraints on the amount of exposure to individual securities, industries, countries and a variety of quantitative factors, such as quality, growth, value, momentum and leverage. The Advisor will generally sell a security if, among other things, the rankings provided by the quantitative models decline and/or research analysis reveals a deterioration of the company’s fundamentals.
The Fund is expected to invest across all market capitalization levels, ranging from micro capitalization stocks to larger capitalization stocks. However, the Advisor expects under normal market conditions to invest a significant portion (greater than 35%) of the Fund‘s assets in small to mid-size companies with market capitalizations of greater than $2 billion at the time of purchase.

Wasatch Long/Short Alpha Fund® — Summary

Under normal market conditions, the Advisor expects to invest the Fund’s assets primarily (greater than 65%) in companies domiciled in the U.S. or listed on a U.S. exchange. The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, health care, financials, industrials, and consumer discretionary.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Short Sales Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a security sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the security sold short at an unfavorable price to close out the short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales may also cause the Fund to have higher expenses than other funds. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund. Leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings. There can be no assurance that the Fund’s use of short sales and any leverage will be successful.
To facilitate the Fund’s short sale strategy, the Fund borrows securities through the Enhanced Custody Program offered by the custodian. Under an agreement between the custodian and the Fund, the custodian will act as the lender of the securities the Fund intends to sell short. Participation in the program entails various risks including: (a) there is no guarantee that the lender has access to all securities the Fund may want to sell short, and borrowed securities may have to be returned earlier than anticipated which may impact the Fund’s ability to execute its stated investment strategy; (b) borrowing costs and associated fees and loan rates may not be favorable or may change resulting in greater costs to the Fund than originally anticipated which may impact the ability of the Fund to achieve its stated investment objective; (c) credit risk of the custodian to the extent the value of the collateral provided to the custodian exceeds the value of the borrowed securities provided to the Fund; (d) operational risk of the custodian in administering its program, such as administrative errors with trade settlements or calculating the value of collateral or borrowed securities; and (e) the custodian may discontinue the Enhanced Custody Program, eliminating the Fund’s ability to borrow securities to sell short.
Quantitative Model Risk. The Advisor uses quantitative models to help construct the Fund’s portfolio. The utilization of quantitative models entails the risk that a model may be limited or incorrect, that the data on which a model relies may be incorrect or incomplete and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. To the extent that a model is based upon incorrect or incomplete data, the Fund could be induced to buy certain investments at prices that are too high, to sell certain investments at prices that are too low, to sell short certain investments that do not experience the expected price declines, to miss favorable opportunities altogether, or to expose the Fund to more risk than intended. Any of these factors could cause the Fund to underperform funds with similar strategies that do not rely on quantitative analysis for portfolio construction. Furthermore, if at any time the market is not favoring the Fund’s quantitative investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles. There can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.
Market Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions or when there is a general stock market decline and the Fund holds significant “long” equity positions. The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other

January 31, 2025

investments due to short-term market movements or for any longer periods during more prolonged market cycles. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the long positions held by the Fund, and therefore the Fund. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events also could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Wasatch Long/Short Alpha Fund® — Summary

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund’s long positions in equity securities. The value of equity securities held in the Fund’s long portfolio could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of the Fund’s long positions in equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, or generally adverse investor sentiment. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in the prices of securities of a particular company, industry, or sector of the market. Certain equity securities may be less liquid, meaning that they may be difficult to sell or buy at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, or to buy securities to cover short positions. It may be difficult at times to buy or sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs or cover short positions. Additionally, market quotations for such securities may be volatile affecting the daily NAV of the Fund.
Common Stock Risk. The equity securities in which the Fund may invest include common stock. The value of an investment in common stock may fluctuate due to the many risks generally affecting equity securities described above. Accordingly, the value of common stock may fall due to, among other things, changes in the activities, performance and financial condition of particular companies whose securities the Fund owns; general market and economic trends; changes in the industries in which the issuers of securities held by the Fund operate; regulatory changes; interest rate and currency changes; and investor perceptions. In addition, common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Fund may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which they may be converted. Movements in the exchange rate between the local currency of the foreign security and the currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the

January 31, 2025

price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Fund also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to the holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.
Foreign Securities Risk. Securities of foreign companies, when purchased directly or indirectly through depositary receipts, are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar.  Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Preferred Stock Risk. The equity securities in which the Fund may invest include preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on a preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price. Preferred stocks generally are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Further, holders of preferred stocks generally have no voting rights subject to exceptions when preferred dividends have been in arrears for a specified number of periods.
Large Company Stock Risk. The Fund may invest in the stocks of large companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Mid-Cap Company Stock Risk. Small- and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small- and mid-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

Wasatch Long/Short Alpha Fund® — Summary

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their

January 31, 2025

respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index which reflects the effects of general stock market risk, an additional index composed of securities similar to those held by the Fund, and the FTSE U.S. 3-month Treasury Bill Index, which reflects short-term interest rates and is usually free from the risk of principal fluctuation. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Long/Short Alpha Fund® — Summary

Wasatch Long/Short Alpha Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2022	14.09%
Worst — 3/31/2022	-10.52%

Average Annual Total Returns (as of 12/31/24)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2021)
Return Before Taxes	7.24%	11.10%	N/A
Return After Taxes on Distributions	7.24%	11.10%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	8.69%	N/A
Institutional Class (Inception Date 10/1/2021)
Return Before Taxes	7.36%	N/A	11.30%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	10.33%	10.33%
Russell 2500™ Index* (reflects no deductions for fees, expenses or taxes)	12.00%	3.39%	3.39%
FTSE U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.45%	3.74%	3.74%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000 and Russell 2500 indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose it is being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
Mick Rasmussen, CFA Lead Portfolio Manager Since the Fund’s Inception

January 31, 2025

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Long/Short Alpha Fund® — Summary
January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Fund® — Summary
January 31, 2025

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.16%	0.09%
Total Annual Fund Operating Expenses	1.66%	1.59%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund — Investor Class	$169	$523	$902	$1,965
Micro Cap Fund — Institutional Class	$162	$502	$866	$1,889
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Wasatch Micro Cap Fund® — Summary

Principal Strategies
The Fund invests primarily in growing micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $15.7 million to $1.997 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in equity securities (typically common stock) issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for companies that we believe have the potential to grow faster than the gross domestic product (GDP) growth of the United States. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, health care, industrials, financials, consumer discretionary, and consumer staples.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.

January 31, 2025

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred

Wasatch Micro Cap Fund® — Summary

stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that market appreciation has caused to increase in value beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its micro-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.

January 31, 2025

Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the

Wasatch Micro Cap Fund® — Summary

overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch Micro Cap Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	48.69%
Worst — 3/31/2020	-24.80%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/19/1995)
Return Before Taxes	20.91%	8.81%	12.43%	N/A
Return After Taxes on Distributions	20.91%	6.89%	9.56%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.38%	6.71%	9.37%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	20.88%	N/A	N/A	15.10%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%	14.14%
Russell Microcap® Growth Index* (reflects no deductions for fees, expenses or taxes)	21.91%	5.72%	5.30%	6.25%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	13.70%	6.97%	6.77%	8.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000 and Russell Microcap Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Korngiebel, CFA Lead Portfolio Manager Since 2017	Natalie Pesqué, CFA Portfolio Manager Since January 31, 2023

Wasatch Micro Cap Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Value Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.21%	0.13%
Total Annual Fund Operating Expenses	1.71%	1.63%
Expense Reimbursement	—	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.71%	1.60%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% and 1.60%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund — Investor Class	$174	$539	$928	$2,019
Micro Cap Value Fund — Institutional Class	$163	$511	$884	$1,930

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $15.7 million to $1.997 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
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Undiscovered Gems — Companies that we believe have excellent growth potential that’s gone unnoticed by most analysts and investors.
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Fallen Angels — High-quality growth companies that have experienced what we believe to be a temporary setback, and therefore the stock price may be below the company’s intrinsic value and could be appealing relative to the long-term growth potential of the business.
•
Value Momentum Companies — Companies that have a low valuation relative to the companies’ history or industry peers, but for which we have identified a catalyst that may create momentum in the business and in the stock.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Europe and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, financials, health care, consumer discretionary, and consumer staples.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments.

Wasatch Micro Cap Value Fund® — Summary

Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.

January 31, 2025

Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index (the “Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its micro-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Wasatch Micro Cap Value Fund® — Summary

Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. Some of the economic effects of Brexit are becoming clearer, but some political, regulatory, and commercial uncertainty in relation to longer term impacts nevertheless remains. Certain sectors within the U.K.’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.

January 31, 2025

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Wasatch Micro Cap Value Fund® — Summary

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch Micro Cap Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	39.74%
Worst — 3/31/2020	-28.44%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 7/28/2003)
Return Before Taxes	24.40%	12.29%	12.43%	N/A
Return After Taxes on Distributions	24.40%	10.42%	10.38%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.45%	9.47%	9.67%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	24.19%	N/A	N/A	12.29%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%	14.14%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	13.70%	6.97%	6.77%	8.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000 and Russell Microcap indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Thomas Bradley Lead Portfolio Manager Since January 31, 2025	Gene Robin, CFA Lead Portfolio Manager Since January 31, 2025	Brian Bythrow, CFA Portfolio Manager Since 2003

Wasatch Micro Cap Value Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.15%	0.07%
Total Annual Fund Operating Expenses	1.15%	1.07%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.15%	1.05%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.05%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Investor Class	$117	$365	$633	$1,398
Small Cap Growth Fund — Institutional Class	$107	$338	$588	$1,304

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small growth companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $16.6 million to $10.713 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than the average large company, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies. The Fund’s secondary objective of income is achieved when fast-growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, health care, consumer discretionary, industrials, financials, and consumer staples.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund,

Wasatch Small Cap Growth Fund® — Summary

and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than

January 31, 2025

other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond $3 billion or the market capitalization of the largest company in the Russell 2000 Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When

Wasatch Small Cap Growth Fund® — Summary

the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive

January 31, 2025

government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Small Cap Growth Fund® — Summary

Wasatch Small Cap Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	40.46%
Worst — 6/30/2022	-25.07%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	15.50%	6.96%	9.93%	N/A
Return After Taxes on Distributions	15.50%	5.66%	7.27%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	9.18%	5.55%	7.41%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	15.63%	7.06%	N/A	11.68%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%	14.87%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	15.15%	6.86%	8.09%	10.70%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	11.54%	7.40%	7.82%	10.53%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*All rights in the Russell 3000, Russell 2000, and Russell 2000 Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ryan Snow Lead Portfolio Manager Since January 31, 2024	Ken Korngiebel, CFA Lead Portfolio Manager Since January 31, 2024	Natalie Pesqué, CFA Portfolio Manager Since January 31, 2025

January 31, 2025

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Small Cap Growth Fund® — Summary
January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Value Fund® — Summary
January 31, 2025

Investment Objectives
The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.17%	0.05%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.18%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Investor Class	$120	$375	$649	$1,432
Small Cap Value Fund — Institutional Class	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date. The Russell

Wasatch Small Cap Value Fund® — Summary

2000 Index reconstitution date is typically each year on or around July 1. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $16.6 million to $10.713 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to a company’s projected long-term earnings growth rate. The Fund’s secondary objective of income is achieved when portfolio companies pay dividends.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of the following three categories at the time of purchase:
•
Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
•
Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•
Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, industrials, consumer discretionary, information technology, health care, and energy.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure

January 31, 2025

and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be

Wasatch Small Cap Value Fund® — Summary

difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the $3 billion or the market capitalization of the largest company in the Russell 2000® Index (the “Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.

January 31, 2025

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the

Wasatch Small Cap Value Fund® — Summary

pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch Small Cap Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	31.43%
Worst — 3/31/2020	-36.93%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/17/1997)
Return Before Taxes	11.82%	10.25%	10.08%
Return After Taxes on Distributions	8.06%	8.79%	8.92%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	8.06%	8.12%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	11.91%	10.38%	10.22%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index* (reflects no deductions for fees, expenses or taxes)	8.05%	7.29%	7.14%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	11.54%	7.40%	7.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*All rights in the Russell 3000, Russell 2000, and Russell 2000 Value indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Austin Bone Lead Portfolio Manager Since January 31, 2024

Wasatch Small Cap Value Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Ultra Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.21%	0.07%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.08%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.22%	1.06%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.05%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund — Investor Class	$124	$387	$670	$1,477
Ultra Growth Fund — Institutional Class	$108	$341	$594	$1,315

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in smaller high growth companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of smaller companies that we believe have the potential for rapid growth in earnings per share. These companies are typically relatively small, with minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Russell 2000® Growth Index as of its most recent reconstitution date, whichever is greater. The Russell 2000 Growth Index reconstitution date is typically each year on or around July 1. As of the 2024 reconstitution date, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $16.6 million to $10.713 billion. The market capitalizations for the range of companies in the Russell 2000 Growth Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings growth and stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were health care, information technology, consumer discretionary, financials, industrials, and consumer staples.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market

Wasatch Ultra Growth Fund® — Summary

volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The

January 31, 2025

rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to

Wasatch Ultra Growth Fund® — Summary

extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

January 31, 2025

Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Ultra Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	51.34%
Worst — 6/30/2022	-25.60%

Wasatch Ultra Growth Fund® — Summary

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 8/16/1992)
Return Before Taxes	8.25%	7.08%	12.13%	N/A
Return After Taxes on Distributions	8.25%	6.17%	10.55%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.89%	5.50%	9.53%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	8.38%	N/A	N/A	10.79%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	13.86%	12.55%	14.14%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	15.15%	6.86%	8.09%	7.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000 and Russell 2000 Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
John Malooly, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

January 31, 2025

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch U.S. Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.75%	0.75%
Other Expenses	0.99%	0.50%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.75%	1.26%
Expense Reimbursement	(0.74)%	(0.40)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.01%	0.86%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.00% and 0.85%, respectively, of average daily net assets until at least January 31, 2026, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
U.S. Select Fund — Investor Class	$103	$479	$879	$2,001
U.S. Select Fund — Institutional Class	$88	$360	$653	$1,487

January 31, 2025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in domestic companies of all market capitalizations.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in equity securities of companies of all market capitalizations that are tied economically to the U.S. Equity securities include common stock. We will consider qualifying investments to be in companies that are listed on a U.S. exchange, that have at least 50% of their assets in the U.S., or that, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. As the Fund may invest in companies of any size, we expect to invest the Fund’s assets across a broad market capitalization range, from micro-capitalization stocks to larger capitalization stocks. However, we may invest a significant portion of the Fund’s assets in small-, mid- and large-cap companies with market capitalizations of between $2 billion and $200 billion at the time of purchase.
We seek companies that we consider to be high-quality and seek to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. We use a process of “bottom-up” fundamental analysis to look for companies that we believe have above average revenue and earnings growth potential, a sustainable competitive advantage, high quality financials, and experienced management teams. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest up to 20% of its total assets at the time of purchase in the equity securities of foreign companies (companies that are incorporated in any country outside the U.S. and whose securities principally trade outside the U.S.). Securities issued by companies incorporated outside the U.S. whose securities are principally traded in the U.S. are not defined as foreign companies and are not subject to this limitation.
The Advisor generally may sell a security when the Advisor believes (i) the rationale used to buy the security is no longer valid; (ii) the security becomes overpriced, or (iii) another security has better investment potential.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, health care, and consumer discretionary.
The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance.

Wasatch U.S. Select Fund® — Summary

U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Micro-, Small- and Mid-Capitalization Company Stock Risk. Micro-, small- and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of these stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of these companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. In addition, it is more difficult to get information on smaller companies, which tend to be less known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Large Capitalization Stock Risk. Large company stocks tend to be less volatile than the stocks of small and mid-cap companies, which means their prices may not rise or fall as quickly as the stocks of smaller companies. This means the Fund may underperform relative to other similar funds that emphasize investments in the stocks of small and mid-cap companies.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

January 31, 2025

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be

Wasatch U.S. Select Fund® — Summary

significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing

January 31, 2025

so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and additional indexes composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch U.S. Select Fund® — Summary

Wasatch U.S. Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2023	16.57%
Worst — 6/30/2024	-5.16%

Average Annual Total Returns (as of 12/31/24)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/13/2022)
Return Before Taxes	9.15%	18.31%	N/A
Return After Taxes on Distributions	8.36%	17.98%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.04%	14.38%	N/A
Institutional Class (Inception Date 6/13/2022)
Return Before Taxes	9.27%	N/A	18.43%
Russell 3000® Index* (reflects no deductions for fees, expenses or taxes)	23.81%	20.56%	20.56%
Russell Midcap® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.10%	22.19%	22.19%
Russell 3000® Growth Index* (reflects no deductions for fees, expenses or taxes)	32.46%	28.52%	28.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000, Russell 3000 Growth, and Russell Midcap Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
The Fund is managed using a team approach. Each listed portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Mike Valentine Portfolio Manager Since the Fund’s Inception	Paul Lambert Portfolio Manager Since the Fund’s Inception	Austin Bone Portfolio Manager Since the Fund’s Inception	Mick Rasmussen, CFA Portfolio Manager Since the Fund’s Inception

January 31, 2025

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch U.S. Select Fund® — Summary
January 31, 2025

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch-Hoisington U.S. Treasury Fund® — Summary
January 31, 2025

Investment Objective
The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares
Management Fee	0.50%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class	$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
Principal Strategies
In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCo), the Fund’s Sub-Advisor, will:
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Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
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Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCo’s assessment of multi-year trends in national and international economic conditions.
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Invest in long-term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCo determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

•
Invest in U.S. Treasury bills or notes, Treasury Inflation-Protected Securities (TIPS), and Floating Rate Notes (FRNs) (maturities less than five years) when HIMCo determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
Over the course of a business cycle, under normal market conditions:
•
The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
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The Fund’s holdings will range in maturity from less than a year to a maximum of the longest maturity Treasury bonds available. As of September 30, 2024, the effective duration of the Fund’s holdings was 21.48 years, and the average maturity of the Fund’s holdings was 25.39 years.
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When the Fund is invested in securities with longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
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The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.
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Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCo seeks to limit credit risk by investing in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government and are viewed as carrying minimal credit risk. Changes to the financial condition or credit rating of the U.S. government, however, may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to an increase in market interest rates. Even though U.S. Treasury securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. Very low interest rates may magnify interest rate risk. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline approximately 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase approximately 30%. Accordingly, a fund with a longer weighted average maturity or effective duration may be impacted to a greater degree than a fund that has a portfolio with a shorter weighted average maturity or effective duration.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
Treasury Inflation-Protected Securities (“TIPS”) Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”). When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk.

January 31, 2025

Floating Rate Instrument Risk. Floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.
Risks of Zero Coupon Treasury Securities. The market prices of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than coupon securities of the same maturity.
Volatility Risk. Longer-term bonds are more sensitive to interest rate changes than shorter-term notes and bills. Prices of debt securities move inversely to interest rates. As a result, when the Fund is invested in longer-term securities, it may experience significant negative returns when long-term interest rates increase.
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2025

Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 3/31/2020	26.16%
Worst — 3/31/2021	-16.95%

Average Annual Total Returns (as of 12/31/24)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	-10.93%	-7.46%	-1.91%
Return After Taxes on Distributions	-12.18%	-8.57%	-3.22%
Return After Taxes on Distributions and Sale of Fund Shares	-6.41%	-5.55%	-1.57%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	1.25%	-0.33%	1.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
Portfolio Management
Investment Advisor	Investment Sub-Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors	Hoisington Investment Management Company (HIMCo)
Portfolio Managers
Van Hoisington Lead Portfolio Manager Since 1996	Van R. Hoisington, Jr., “V.R.” Portfolio Manager Since 2016	David Hoisington Portfolio Manager Since 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Wasatch-Hoisington U.S. Treasury Fund® — Summary
January 31, 2025

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Funds —  Additional Information about the Funds
January 31, 2025

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, International Select Fund, International Value Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”). The Equity Funds together with the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”) are the “Funds.”
Please see the section entitled “Principal Strategies” in the Fund Summary for a summary description of each Fund’s principal investment strategies. Principal strategies are strategies Wasatch Advisors LP, doing business as Wasatch Global Investors, (the “Advisor”) or Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) believes are most likely to be important in trying to achieve the respective investment objective(s) of each Fund.
Investment Process
Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager(s) seek to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
For the Long/Short Alpha Fund, the Advisor will select securities using an investment process that combines proprietary quantitative techniques and fundamental analysis, taking long positions in companies that the Advisor believes have the potential for above average revenue and earnings growth and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. For the Long/Short Alpha Fund, the Advisor may also utilize risk management techniques to establish constraints on the amount of exposure to individual securities, industries, countries and/or a variety of specific quantitative factors, such as quality, growth, value, momentum and leverage.
The Sub-Advisor identifies and selects securities it believes are suitable investments for the U.S. Treasury Fund in pursuit of its investment objective.
Buying Securities — Equity Funds
Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. Below are factors that are considered by the portfolio manager(s) when purchasing securities for the Equity Funds.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
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Potential for significant and sustained revenue and earnings growth.
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Experienced, proven management team.
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High return on capital.
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Sustainable competitive advantage.
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Market leadership and/or growing market share.
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Ability to capitalize on favorable long-term trends.
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Strong financial health.
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Reasonable use of debt.
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Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
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Catalysts for improved earnings growth.
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New products or services that may increase revenue growth and market share.
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Experienced top management with a substantial stake in the company’s future.
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Introduction of valuable new products and services.
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Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation, and amortization).
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Potential to generate improved financial performance.
Short Selling Securities — Long/Short Alpha Fund
Decisions to sell securities short are based on the best judgment of the Long/Short Alpha Fund’s portfolio manager in a continuing effort to enhance long-term risk adjusted performance. In general, the Advisor is likely to sell a security short when the Advisor believes:
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A security can be used as an effective hedge against the risk exposures resulting from the Fund’s long portfolio.
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The rankings of the security provided by the multi-factor quantitative models have fallen.

Wasatch Funds —  Additional Information about the Funds

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The fundamentals of the security have deteriorated or the investment potential has diminished.
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The Fund can borrow the required shares to sell short at a reasonable interest rate.
Selling Securities — Equity Funds
Decisions to sell securities are based on the best judgment of each Equity Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. For each Equity Fund (except the Long/Short Alpha Fund), the Advisor generally may sell a security when the Advisor believes:
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The rationale used to buy the security is no longer valid.
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The security becomes overpriced.
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Another security has better investment potential.
With respect to the Long/Short Alpha Fund, the Advisor may sell a long position in a security when the Advisor believes:
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The rankings of the security provided by the multi-factor quantitative models are poor or have fallen.
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The fundamentals of the security have deteriorated or the investment potential has diminished.
With respect to the Long/Short Alpha Fund, in general, the Advisor may decide to close out a short position in a security when the Advisor considers, among other things:
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That the price of the security has fallen to a point where the Long/Short Alpha Fund will recognize a gain.
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That the price of the security sold short has risen to a point where the Advisor believes capital is unreasonably at risk, regardless of how the Advisor evaluates the security.
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That the fundamentals or investment potential of the security have improved.
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The rankings of the security provided by the quantitative models have improved.
Investment Strategies and Risks
The following supplements the information for principal strategies of the Funds (as identified in their respective summaries) as well as provides additional information for Funds using certain types of investments as non-principal strategies.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of a Fund in general, may fall in value due to current market and economic conditions or events. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers world wide. Such events have included, among other things, bankruptcies, corporate restructurings and similar events; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe and other countries; dramatic changes in energy prices and currency exchange rates; China’s economic slowdown; and regional armed conflict, such as the wars between Russia and Ukraine and Israel and Hamas.
In this regard, in late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tension among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russia economy and various sectors of the economy and companies, the value and liquidity of Russian securities, the value of the ruble, and the country’s credit rating and may have other adverse consequences on the Russian government, economy, companies, and region.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which a Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.
Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve

January 31, 2025

other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency, and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities may have a negative effect on a Fund’s investments in issuers of Israeli securities or in Israeli markets and performance, and may extend beyond any direct or indirect exposure a Fund may have to Israeli issuers or those of adjoining geographic regions. The extent and duration of these military actions or future escalations of such hostilities, the extent and impact of any related sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. If a Fund has investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Furthermore, the economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of a Fund’s assets may go down.
These and any related events could have a significant negative impact on a Fund’s investments as well as a Fund’s performance. Aside from the foregoing turbulence, global and domestic regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which may adversely impact a Fund’s investments and performance. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Political turmoil within the United States and abroad may also impact a Fund. The ongoing adversarial political climate in the United States, as well as political and diplomatic events abroad, such as presidential, congressional and gubernatorial elections in the U.S., global elections and governmental changes and the U.S. government’s failure to agree on a long-term budget and deficit reduction plan, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.
In addition, there is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the United States and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.

Wasatch Funds —  Additional Information about the Funds

The value of a Fund’s investments may be impacted by global health crisis or other events. The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets.
Government and Regulatory Action Risk. Government and regulatory action risks may be considered a principal risk of the Funds. Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated or operated. The effects of these actions on the markets generally, and a Fund’s investment program in particular, can be uncertain. Such legislation or regulation could restrict the ability of a Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or impede a Fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and a Fund’s performance. Volatile financial markets can expose a Fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the Fund.
Sector and Industry Weightings Risk. The Equity Funds may invest a large percentage of their assets in a few sectors, or industries within a particular sector. A Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. The U.S Treasury Fund does not invest a significant amount of its assets in any individual sector or industry. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities.  Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an Equity Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.
Communication Services Sector Risk. The communication services sector includes companies in the diversified telecommunication services, wireless telecommunication services, and media and entertainment industries. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the

January 31, 2025

performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for the companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which a Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment, services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved

Wasatch Funds —  Additional Information about the Funds

products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Foreign Securities Risk. Investing in foreign securities is a principal strategy for each Equity Fund except the Long/Short Alpha Fund. The Long/Short Alpha Fund may invest directly in securities issued by foreign companies, but it is not a principal strategy to do so. It is a principal investment strategy of the Long/Short Alpha Fund to invest in foreign companies indirectly through sponsored or unsponsored American Depositary Receipts, Global Depositary Receipts or European Depositary Receipts which may subject the

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Fund to many of the same risks associated with direct investments in the securities of foreign companies. Accordingly, foreign securities risk is a principal risk for each Equity Fund. The U.S. Treasury Fund does not invest in foreign securities. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument. The risks of investing in foreign markets may be magnified when investing in emerging or frontier markets.
Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Delisting Risk. Securities of certain foreign companies may be listed on a U.S. stock exchange. On December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of such companies listed in the U.S., delisting could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.
Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Frontier Markets Risk. The Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, and International Value Funds may invest a significant portion of their assets in the securities of companies domiciled in frontier market countries, and investing in frontier market countries is therefore considered a principal risk of these Funds. The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in the securities of companies domiciled in frontier market

Wasatch Funds —  Additional Information about the Funds

countries, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the securities of companies domiciled in frontier market countries. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Emerging Markets Risk. The Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, and International Value Funds may invest a significant portion of their assets in the securities of companies domiciled in emerging market countries, and investing in emerging markets is therefore considered a principal risk of these Funds. The Core Growth, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in the securities of companies domiciled in emerging market countries, but this is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the securities of companies domiciled in emerging market countries. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case a Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. It is a principal strategy of the Emerging India Fund to invest in securities of companies tied economically to India (the “India region”).  Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The Fund may invest a significant portion of its assets in companies in the India region, and investing in the India region is therefore considered a principal risk of the Fund. The Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, International Growth, and International Opportunities Funds may invest a significant portion of their assets in companies in the India region from time to time, and investing in the India region is therefore considered a principal risk of these Funds. The Core Growth, Global Value, International Select, International Value, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in companies in the India region, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the India region.  The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In previous years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the

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flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan, and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Asia Region Risk. The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, and International Value Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Investing in the Asia region is therefore considered a principal risk of these Funds. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and small emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, the Philippines, Singapore, Taiwan, Thailand and Vietnam and is therefore considered a principal risk of the Fund. The Emerging India Fund invests primarily in securities of companies tied economically to India as described above. The Core Growth, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in companies tied economically to countries in the Asia region but it is not considered a principal risk of these Funds as of the date of this Prospectus. The U.S. Treasury Fund does not invest in the Asia region.  The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, less mature or liquid securities markets, increased price volatility, inadequate investor protection, different financial reporting requirements, different or inadequate accounting standards and practices, limited government oversight and market regulations, expropriation or nationalization of assets, capital controls, less developed or diverse economies, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. In particular, China’s economy has a heavy influence on the Asia region and therefore actions taken by China or developments impacting China and its economy may negatively impact the economies and companies in other countries in the Asia region, including adversely affecting the investments held by a Fund in the Asia region regardless of the direct or indirect exposure such Fund may have to issuers in China. Countries in the Asia region, particularly China, Japan and South Korea, also may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region.
The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States and Europe and other Asian economies. Global economic conditions and international trade may affect Asian economies, and companies’ prospects and financials could deteriorate as a result of political instability and uncertainty as well as increased tensions with other nations, the imposition of tariffs and other protectionist trade policies and other similar actions.
In addition, the Asian region is comprised of countries in all stages of economic development, some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, an underdeveloped financials sector, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreign investors of investing in such countries will be magnified and include the risks of investing in emerging or frontier markets such as, increased political and social instability; highly volatile, less mature and less liquid securities markets; lower corporate government standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of

Wasatch Funds —  Additional Information about the Funds

companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies and other political, economic or social developments. The Asia region includes, among others, Japan, China, Hong Kong, and Taiwan, the risks of which are further summarized below.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy, continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Japan is heavily dependent on oil and other commodity imports and higher commodity prices could therefore have a negative impact on the Japanese economy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, the yen has had a history of unpredictable and volatile movements against the dollar. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund that has investments in Japan.
China Risk. China may be subject to considerable degrees of economic, political or social instability. China is an emerging market country and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese governmental actions can have a significant effect on economic conditions in China, Hong Kong, and Taiwan or on a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China, particularly domestic oriented industries. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic reform programs adversely affecting industries and companies in China.
Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and business structure.
After years of steady growth, China’s economy slowed prior to 2020, including in its Chinese real estate market. Although the trends began to reverse during China’s initial recovery from the pandemic, it is uncertain whether the trends will continue. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. China’s economy, particularly its export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on their products and services, a downturn in the economies of their key trading partners, and the imposition of trading, restrictions, tariffs or other protectionist trade policies.
Strained relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s economy and export industry and a commensurately negative impact on Chinese holdings in a Fund. In addition, there is a risk that capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action such as the seizure of assets. Further, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing

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the Fund to decline in value. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs or escalating actions may be imposed in the future.
In addition, on June 3, 2021, President Biden signed an executive order which, in general terms, prohibits U.S. persons from purchasing or selling publicly traded securities or derivatives of such securities in certain companies with ties to China’s military and related materials sector or surveillance technology industry as listed in the order or as determined by the U.S. Secretary of Treasury (hereafter, “Chinese Military-Industrial Complex Companies” or “CMICs”). The list of CMICs is subject to change from time to time, which could prevent a Fund from acquiring securities previously deemed suitable investments or result in a forced sale of securities in the portfolio at an inopportune time or price which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within Asia as a result of trade tensions between the U.S. and China.
Accounting, auditing, financial and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain western European countries. China generally does not allow the Public Company Accounting Oversight Board to inspect the work of auditors performed in China for Chinese companies and as a result, Chinese companies are not subject to the same degree of transparency and regulatory oversight as U.S. companies. On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., it is possible such securities may be delisted and delisting could decrease the Fund‘s ability to transact in such securities and could adversely impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions.
China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limitations or prohibitions on investors (including foreign institutional investors) with regard to selling holdings in Chinese companies, limitations or prohibitions on foreign ownership in certain industries or the repatriation of assets by foreign investors under certain circumstances or similar actions.
Securities of Chinese companies are accessible through various securities markets and investment vehicles, including China A-Shares through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, H-Shares and B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange as described below. Each Stock Connect program is a securities trading and clearing links program that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. The foregoing instruments are all subject to various risks that could impact a Fund’s performance, including, but not limited to, potential trading restrictions, quota limitations, market closures, trading suspensions, settlement delays, limitations on foreign ownership or transfer, taxes, government regulation or restrictions, accounting standards, valuation, extreme market volatility and less market liquidity. These risks could adversely impact a Fund’s ability to achieve its investment objective(s), its ability to trade China shares during such periods and could result in the Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. As a result, a Fund may have to sell securities at an inopportune time or price, may not be able to execute its investment strategy and its performance may be negatively impacted. In addition, China prohibits direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds). Accordingly, to facilitate foreign ownership in these businesses, many Chinese companies have created shell companies in other jurisdictions known as variable interest entities (i.e., VIEs) which enter into service or other contracts with the China-based operating companies, and the VIEs list their securities on an exchange such as the New York Stock Exchange or Hong Kong Stock Exchange. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure. Although VIEs are a common industry practice, VIEs are not formally recognized in China and the Chinese government has provided recent guidance on and restrictions on China-based companies raising capital

Wasatch Funds —  Additional Information about the Funds

offshore, including through the VIE structures. If the government of China withdraws its implicit acceptance of the VIE structure, adopts or amends laws that restrict or prohibit the VIE structure or takes other adverse actions affecting VIEs and the rights or interests of foreign shareholders, the market value of any holdings of VIEs could result in significant losses.
Chinese securities markets may be subject to, among other things, Chinese authority interventions in the securities markets, frequent trading suspensions and halts, considerable volatility, pricing anomalies including from government influences, differing and uncertain regulatory requirements, market inefficiencies, operation, clearance, and settlement risks, limits on foreign ownership, rapid reduced liquidity of securities, greater valuation risks, daily trading quotas, confiscatory taxation, nationalization, and exchange control limits (including currency blockage). Such limitations and actions could adversely impact a Fund’s ability to achieve its investment objective(s), to trade Chinese securities, to meet redemptions and force sales of portfolio Chinese securities at inopportune times and prices. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms also increase the risk of insider dealing, market manipulation, improper accounting and accounting fraud and other corporate misconduct. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies.
Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of China, Hong Kong, and Taiwan, which in turn could adversely affect a Fund’s investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Further, China’s strained relationships with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.
Taiwan Risk. Taiwan is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including claims based on fraud, may be difficult or impossible for shareholders of securities in Taiwan or for the U.S. authorities to pursue. With respect to Taiwan, China has a complex territorial dispute regarding the sovereignty of Taiwan. Continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact investments in such countries or make investments in such countries impracticable or impossible. Any escalation in these hostilities may, among other things, distort Taiwan’s capital account, adversely impact other countries in the region and adversely impact the value and liquidity of a Fund’s investments in the region, including China and Taiwan, and make investments in China and Taiwan impractical or impossible. Taiwan’s market and economy also face increasing competition from other low-cost emerging economies and certain protectionist trade threats. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy, currency fluctuation, and conditions that weaken demand for Taiwan’s export products worldwide. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces and continued labor outsourcing may adversely affect the Taiwanese economy. A disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Negative impacts of the Taiwanese economy as a whole or its industries may impact an Equity Fund’s performance to the extent a Fund invests in such securities.
Hong Kong Risk. With respect to Hong Kong, the Chinese and Hong Kong economies are vulnerable to the long-standing disagreement with Hong Kong related to the former British colony’s integration into a special administrative region of China. As reflected by protests in Hong Kong in recent years over political, economic and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports, making Hong Kong’s economy closely tied to the Chinese economy. Any changes in the Chinese economy, trade regulations or currency exchange rates or a tightening of China’s control over Hong Kong may have an adverse impact on Hong

January 31, 2025

Kong’s economy. Due to the interconnected nature of the Hong Kong and Chinese economies, instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, on its markets and business performance and in turn on a Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on Hong Kong’s economy. Because a Fund’s net asset value is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s net asset value. Additionally, Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in commodity markets could have a negative impact on the Hong Kong economy.
Europe and United Kingdom Risk. As part of their principal strategy permitting investments in foreign securities, the Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, International Value, and Micro Cap Value Funds may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the United Kingdom (“U.K.”), and therefore exposure to the social, political, regulatory, economic, and other events or conditions affecting Europe and the U.K. may be considered a principal risk for such Funds as of the date of this Prospectus. The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Long/Short Alpha, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may also invest in securities issued by foreign companies in Europe and the U.K. However, it is not considered a principal risk for such Funds as of the date of this Prospectus. The U.S. Treasury Fund does not invest in European or U.K. companies.
Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. As members of the EU who have adopted the euro as their currency have relinquished control of their monetary policies to the European Central Bank, such members have limited ability to implement their own monetary policies to address regional economic conditions and respond to crises.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries.
In addition, the U.K. has one of the largest economies in Europe, and its economy relies heavily on the export of goods and services to EU member countries, and to a lesser extent, the U.S. and China. Trade between the U.K. and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU

Wasatch Funds —  Additional Information about the Funds

member countries, the U.S. and China. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. The precise impact on the U.K.’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the U.K.’s loss of its membership in the EU single market. Although some of the economic effects of Brexit are becoming clearer, the longer term impact on the business and financial results of companies in the U.K. and other European countries remains uncertain. The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries as well as certain sectors within the U.K.’s economy including automotive, chemicals, financial services, and professional services. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the U.K.’s relationships with other countries and with the EU, may negatively impact the value of investments in a Fund.
Convertible Securities Risk. Each Fund (except the U.S Treasury Fund) may invest in convertible securities, but it is a non-principal strategy of each of these Funds and is not considered a principal risk of any Fund. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. Each Fund could be vulnerable, through its investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, costs associated with system repairs and the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Operational Risk. A Fund is exposed to operational risks from a number of factors including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties and third-parties, failed or inadequate processes and technology or systems failures. Further, a Fund relies on a range of services from third-parties, including custody. Any delay or failure relating to engaging or receiving services from such service providers may negatively affect a Fund and its ability to meet its investment objective. Although a Fund and a Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Early Stage Companies Risk. The Emerging Markets Select, Global Opportunities, Global Select, International Growth, International Opportunities, and International Select Funds may invest a significant portion of their assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of these Funds. The Core Growth, Emerging India, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Value, International Value, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in early stage companies, but it is a non-principal strategy of each of these Funds and is not considered a principal risk.  The U.S. Treasury Fund does not invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such

January 31, 2025

may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. Each Fund (except the U.S. Treasury Fund) may invest in participatory notes, but it is a non-principal strategy of each such Fund and is not considered a principal risk of any Fund. Participatory Notes, commonly known as P-Notes or PNs, are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to equity investments, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with direct investments in the underlying securities. The Equity Funds are subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Initial Public Offerings (IPOs) Risk. The Emerging India, Emerging Markets Select, Frontier Emerging Small Countries, Global Opportunities, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, and Ultra Growth Funds may invest a significant portion of their assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of these Funds. The Core Growth, Emerging Markets Small Cap, Global Select, Global Value, International Growth, International Select, International Value, Long/Short Alpha, Small Cap Value, and U.S. Select Funds may invest in IPOs, but it is a non-principal strategy of each of these Funds and is not considered a principal risk. The U.S. Treasury Fund does not invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Funds invest may become less liquid or even illiquid, particularly with respect to emerging-market and frontier-market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities when necessary to meet a Fund’s liquidity needs or in response to a specific economic event. Market price quotations for such securities may be volatile.
Derivatives Risk. The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, International Growth, International Opportunities, International Select, International Value, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging and speculative purposes, but it is a non-principal strategy of each of these Funds and is not considered a principal risk (except the Long/Short Alpha Fund engages in short sales as a principal strategy as discussed further below). The Global Value Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of this Fund and is not considered a principal risk. The U.S. Treasury Fund does not invest in derivatives.
A derivative generally is a financial instrument whose value is based on (or “derived from”), at least in part, a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a market index (such as the S&P 500), or a rate (e.g., the Euro Interbank Offered Rate) or the relative change in two or more reference indices or rates. The Equity Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio and to facilitate the sale of existing portfolio securities.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). Adverse movements in the price or value of the underlying asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited.

Wasatch Funds —  Additional Information about the Funds

A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the ability of the portfolio manager(s) to assess the potential effect of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than attempting to assess the prospects of individual companies or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of each Equity Fund and is not considered a principal risk of any Fund except for the Long/Short Alpha Fund. The Long/Short Alpha Fund may invest in preferred stock as a principal strategy and is therefore considered a principal risk of the Fund. The U.S. Treasury Fund does not invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on a preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price. Preferred stocks generally are subordinate to bonds and other debt instruments in the company’s capital structure and therefore are subject to greater credit risk. Further, holders of preferred stocks generally have no voting rights subject to exceptions when preferred dividends have been in arrears for a specified number of periods.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of each Equity Fund and is not considered a principal risk of any Fund.  The U.S. Treasury Fund does not invest in warrants or rights.  A warrant gives a Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles a Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the stock’s current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. A Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise the right or sell it before it expires.
Short Sales Risk. Except for the Long/Short Alpha Fund, engaging in short sales is not a principal strategy or principal risk of the other Equity Funds or the U.S. Treasury Fund. The Long/Short Alpha Fund may engage in short sales as a principal strategy and therefore participating in short sales is a principal risk of the Fund. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case a Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. The Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. Although the gain is limited by the price at which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent in short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages.
The Advisor’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that its short securities positions increase in value, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The use of short sales can result in significant losses for the Fund.

January 31, 2025

To facilitate the Long/Short Alpha Fund’s short sale strategy, the Fund borrows securities through the Enhanced Custody Program offered by the Fund’s custodian. The Fund may utilize various ways to collateralize its obligation to return the borrowed securities, including by pledging securities or cash held in the Fund’s segregated custodial account. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities. The Fund pays the custodian a securities borrowing fee, a financing charge and a collateral management fee on borrowed securities. The Fund also is required to pay to the lender certain borrowing fees and amounts equal to any dividends paid during the period of the loan. The borrowing costs and associated fees and loan rates may not be favorable or may change resulting in greater costs to the Fund than originally anticipated which may impact the ability of the Fund to execute its stated investment objective. There is no assurance that the custodian will be able to locate securities to be borrowed by the Fund or that other lenders of such securities will be available. Additionally, the custodian may require the Fund to close-out short positions sooner than anticipated.
Furthermore, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase such Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. In addition, to the extent the value of the collateral provided to the custodian exceeds the value of the borrowed securities provided to the Fund, the Fund is subject to the credit risk of the custodian. The Fund is further subject to the operational risk of the custodian in administering its program, such as administrative errors with trade settlements or calculating the value of collateral or borrowed securities, and the risk that the custodian may discontinue the Enhanced Custody Program eliminating the Fund’s ability to borrow securities to sell short.
In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, the Fund might not be able to fully implement its short-selling strategy.
Cash/Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, a Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. Each Fund reserves the right to invest all of its assets in temporary defensive positions.
When a Fund takes temporary defensive positions, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
Each Fund may invest in other instruments, or utilize other strategies, which are considered non-principal strategies. For information about these non-principal strategies and their risks, see “Investment Strategies and Risks” in the Statement of Additional Information (SAI).
Fund Names and Investment Policies
The Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, U.S. Select, and U.S. Treasury Funds have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount

Wasatch Funds —  Additional Information about the Funds
January 31, 2025

of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy. On September 20, 2023, the SEC adopted amendments to Rule 35d-1 which, among other things, expands the types of fund names subject to the rule and its requirements and requires funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realizing capital gains. To the extent a Fund falls within the revised rule, such Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on December 11, 2025, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.
Investment Objectives and other Policies
The investment objectives of the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, International Value, Long/Short Alpha, Micro Cap Value, and U.S. Select Funds can be changed without shareholder approval. The investment objectives of the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds cannot be changed without shareholder approval. Shareholders will be given at least 60 days’ notice prior to any change to a Fund’s investment objectives. Certain policies of the Funds also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Funds’ portfolio securities disclosure policy is described in the SAI.

Wasatch Funds —  Management
January 31, 2025

Investment Advisor and Sub-Advisor
The investment advisor for each Fund is Wasatch Advisors LP, doing business as Wasatch Global Investors (i.e., the Advisor). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2024, the Advisor had approximately $27.9 billion in assets under management.
The Advisor is responsible for investing each Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.
The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (HIMCo) to perform the duty of portfolio management for the U.S. Treasury Fund.
HIMCo is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCo has offices at 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746.
HIMCo provides management advice for pension and profit-sharing plans for both corporate and government entities, as well as charitable organizations, insurance companies, other business entities and individuals. As of December 31, 2024, HIMCo had approximately $2.97 billion in assets under management. HIMCo provides investment advice for U.S. Government fixed-income securities. HIMCo makes the day-to-day investment decisions for the U.S. Treasury Fund. In addition, HIMCo continuously reviews, supervises and administers the U.S. Treasury Fund’s investment program.
Management Fees and Expense Limitations
Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The chart below reflects the management fee paid by each Fund to the Advisor after taking into account any expense reimbursements during the most recent fiscal year, except as noted.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreements and sub-advisory agreements for all the Funds, except for the International Value Fund, is available in the Funds’ most recent semi-annual report dated March 31, 2024. Such information will be available for the International Value Fund in the Funds’ report on Form N-CSR covering the six month period ending March 31, 2025.
The Advisor has contractually agreed to limit the ordinary operating expenses for the Investor Class and Institutional Class shares of each Fund incurred in a fiscal year, at least through January 31, 2026, to a certain percentage of average daily net assets of the class computed on a daily basis, subject to the following: the Advisor will waive fees and/or pay the class expenses in excess of the applicable class expense limit, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including the enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business. Expense limits are shown in the following chart. Each Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2026. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Management fees and net expenses for the Emerging Markets Small Cap, Frontier Emerging Small Countries, International Opportunities, Micro Cap, and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.
Wasatch Fund	Investor Class Shares Expense Limitations	Institutional Class Shares Expense Limitations
Core Growth Fund	1.50%	1.05%
Emerging India Fund	1.75%	1.50%
Emerging Markets Select Fund	1.50%	1.20%
Emerging Markets Small Cap Fund	1.95%	1.80%
Frontier Emerging Small Countries Fund	2.15%	1.95%
Global Opportunities Fund	1.75%	1.35%
Global Select Fund	1.35%	0.95%
Global Value Fund	1.10%	0.95%
International Growth Fund	1.75%	1.35%
International Opportunities Fund	2.25%	1.95%

Wasatch Funds —  Management

Wasatch Fund	Investor Class Shares Expense Limitations	Institutional Class Shares Expense Limitations
International Select Fund	1.30%	0.90%
International Value Fund	1.05%	0.90%
Long/Short Alpha Fund	1.75%	1.50%
Micro Cap Fund	1.95%	1.60%
Micro Cap Value Fund	1.95%	1.60%
Small Cap Growth Fund	1.50%	1.05%
Small Cap Value Fund	1.50%	1.05%
Ultra Growth Fund	1.50%	1.05%
U.S. Select Fund	1.00%	0.85%
U.S. Treasury Fund	0.75%	N/A

Wasatch Fund	Annual Management Fees, Net of Expense Reimbursements
Core Growth Fund	1.00%
Emerging India Fund	1.25%
Emerging Markets Select Fund	1.00%
Emerging Markets Small Cap Fund	1.63%
Frontier Emerging Small Countries Fund	1.41%
Global Opportunities Fund	1.23%
Global Select Fund	-0.01%
Global Value Fund	0.80%
International Growth Fund	1.24%
International Opportunities Fund	1.71%
International Select Fund	-2.52%
International Value Fund[1]	0.80%
Long/Short Alpha Fund	1.25%
Micro Cap Fund	1.50%
Micro Cap Value Fund	1.49%
Small Cap Growth Fund	0.99%
Small Cap Value Fund	1.00%
Ultra Growth Fund	0.99%
U.S. Select Fund	0.22%
U.S. Treasury Fund[2]	0.50%
1
Contractual Management Fee. The International Value Fund commenced operations on November 29, 2024.
2
The U.S. Treasury Fund is managed by HIMCo. Under a sub-advisory agreement between the Advisor and HIMCo, the Advisor has agreed to pay HIMCo a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. The net fee may be less due to reimbursements of certain expenses by HIMCo to the Advisor.
Portfolio Managers
All Wasatch Funds (except the U.S. Treasury Fund) are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Wasatch Fund in accordance with each Wasatch Fund’s investment objective(s) and strategies. The U.S. Select Fund is managed using a team approach, and each listed portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund. The lead portfolio managers are ultimately responsible for managing their respective Wasatch Fund in accordance with the Wasatch Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Core Growth Fund	Paul Lambert Mike Valentine Kipling Weisel

Emerging India Fund	Ajay Krishnan, CFA* Justin Weaver, CFA

Emerging Markets Select Fund	Ajay Krishnan, CFA Stuart Rigby Scott Thomas, CFA Anh Hoang, CFA

Emerging Markets Small Cap Fund	Scott Thomas, CFA, Dan Chace, CFA Ajay Krishnan, CFA Kevin Unger, CFA Anh Hoang, CFA

Frontier Emerging Small Countries Fund	Scott Thomas, CFA

Global Opportunities Fund	Ajay Krishnan, CFA Paul Lambert Ryan Snow Ken Applegate, CFA, CMT

Global Select Fund	Mick Rasmussen, CFA Ken Applegate, CFA, CMT Mike Valentine Stuart Rigby

Global Value Fund	David Powers, CFA, CPA, CAIA Nakul Chaturvedi

International Growth Fund	Ken Applegate, CFA, CMT Linda Lasater, CFA Derrick Tzau, CFA

International Opportunities Fund	Linda Lasater, CFA Dan Chace, CFA Allison He, CFA

International Select Fund	Ken Applegate, CFA, CMT Derrick Tzau, CFA

International Value Fund	David Powers, CFA, CPA, CAIA Nakul Chaturvedi

Long/Short Alpha Fund	Mick Rasmussen, CFA

Micro Cap Fund	Ken Korngiebel, CFA Natalie Pesqué, CFA

Micro Cap Value Fund	Thomas Bradley Gene Robin, CFA Brian Bythrow, CFA

Small Cap Growth Fund	Ryan Snow Ken Korngiebel, CFA Natalie Pesqué, CFA

January 31, 2025

Name of Fund	Portfolio Manager(s)

Small Cap Value Fund	Austin Bone

Ultra Growth Fund	John Malooly, CFA

U.S. Select Fund	Mike Valentine Paul Lambert Austin Bone Mick Rasmussen, CFA
*CFA® is a trademark owned by the CFA Institute.
HIMCo, under the supervision of the Advisor, is responsible for making investment decisions for the U.S. Treasury Fund. The individuals listed below are primarily responsible for the day-to-day portfolio management of the Fund.
Name of Fund	Portfolio Managers
U.S. Treasury Fund	Van Hoisington V.R. Hoisington, Jr. David Hoisington
Ken Applegate, CFA, CMT has been the lead portfolio manager for the International Growth Fund since 2019. He became a portfolio manager for the Fund in 2016. Mr. Applegate joined the Advisor in 2014 as a portfolio manager for the international team. He has been a lead portfolio manager for the International Select Fund since October 2019, a portfolio manager for the Global Select Fund since October 2019, and a portfolio manager for the Global Opportunities Fund since 2019. Mr. Applegate’s career began in 1994 in London, where he served as a financial analyst and later as a co-manager of a foreign-exchange hedge portfolio for Refco. In 1996, he moved to the U.S. where he spent 11 years specializing in small-cap investing for RCM and then Berkeley Capital Management. Later, he returned to his native New Zealand to join Fisher Funds as a senior portfolio manager, and was integral in launching and managing the firm’s international small-cap funds. In 2012, he moved back to the U.S. to launch the Pacific View Asset Management international small-cap strategy. Mr. Applegate completed his Bachelor of Management studies at the University of Waikato in New Zealand.
Austin Bone has been the lead portfolio manager for the Small Cap Value Fund since January 31, 2024. He became a portfolio manager for the Fund in 2022, after serving as an associate portfolio manager for the Fund since 2020. Mr. Bone has also been a portfolio manager for the U.S. Select Fund since its inception. He joined the Advisor in 2016 as an analyst on the U.S. small-cap research team. Prior to joining the Advisor, Mr. Bone was an equity research analyst for Goldman Sachs from 2013 to 2016, covering the technology supply chain and semiconductor industries. Mr. Bone earned a Bachelor of Science in Business Management, with an emphasis on finance, from the Marriott School of Business at Brigham Young University.
Thomas Bradley has been a lead portfolio manager for the Micro Cap Value Fund since January 31, 2025, having been a portfolio manager for the Fund since January 31, 2024, and an associate portfolio manager since 2022. Mr. Bradley joined the Advisor in 2014 as an analyst on the U.S. small-cap research team. Prior to joining the Advisor, he worked as a lab technician at the University of Utah Medical School, conducting scientific research on iron metabolism. He earned a Bachelor of Arts in Japanese Language and Literature from the University of Utah.
Brian Bythrow, CFA has been a portfolio manager for the Micro Cap Value fund since January 31, 2025, having been the lead portfolio manager for the Fund since 2003. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University, Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.
Dan Chace, CFA has been a lead portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2025, having been a portfolio manager for the Fund since 2019. He has also been a portfolio manager for the International Opportunities Fund since 2020. He was the lead portfolio manager for the Greater China Fund from November 2020 to December 2024, was the lead portfolio manager for the Micro Cap Fund from 2004 to July 2017, and was a portfolio manager for the Fund from July 2017 to 2021. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master of Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.
Nakul Chaturvedi has been an associate portfolio manager for the International Value Fund since its inception. He has been an associate portfolio manager for the Global Value Fund since April 24, 2024. In 2018, he spent part of the year working for the Advisor as a senior equity analyst on the global value research team. Before rejoining the Advisor, Mr. Chaturvedi served as a senior equity research analyst at Brown Brothers Harriman from 2018 to 2024, where he focused on identifying key business drivers and valuations, leading stock selection across various sectors and industries. From 2009 to 2018, he

Wasatch Funds —  Management

worked as a senior equity research analyst at Voya Investment Management, where he specialized in the consumer sector for U.S. and global strategies. He also worked at Constellation Energy as a manager in the markets, pricing, and structuring group from 2005 to 2009. Mr. Chaturvedi earned a Master of Business Administration from the Stern School of Business at New York University. He also received a Bachelor of Science in Computer Science from North Carolina State University.
Allison He, CFA has been an associate portfolio manager for the International Opportunities Fund since 2018. Ms. He was an associate portfolio manager for the Greater China Fund from November 2020 to December 2024. She joined the Advisor in 2013 as a senior research analyst on the international research team. Prior to joining the Advisor, she was a vice president and associate portfolio manager at Western Investment LLC, a multi-strategy hedge fund. Ms. He earned a Master of Business Administration from the Wharton School of the University of Pennsylvania, where she was awarded the Palmer Scholar honor. She also holds a Master of Engineering in Computer Science from the University of Utah.
Anh Hoang, CFA has been an associate portfolio manager for the Emerging Markets Select Fund since January 31, 2025, and the Emerging Markets Small Cap Fund since January 31, 2022. She joined the Advisor in 2012 as an analyst, later becoming a senior analyst focused on emerging markets and frontier markets. Prior to joining Wasatch, Ms. Hoang was head of research for the student-run Global Financial Advisors Equity Fund at Brigham Young University (“BYU”). She earned a Bachelor of Science in Finance from BYU.
Ken Korngiebel, CFA has been the lead portfolio manager for the Micro Cap Fund since July 2017 and a lead portfolio manager for the Small Cap Growth Fund since January 31, 2024. He became a portfolio manager for the Small Cap Growth Fund in 2017 and was a portfolio manager for the Global Select Fund from October 2019 to 2021. Mr. Korngiebel joined the Advisor in 2015, providing additional research support and leadership for the entire U.S. small-cap equity team. During his multi-decade investment career, he has covered small-, mid-, and large-cap growth stocks across all sectors. Prior to joining the Advisor, Mr. Korngiebel was a founder, partner, and lead portfolio manager at Montibus Capital Management, a business backed by Stifel Financial Corp. At Montibus, he led a team of five investment professionals from 2006 to 2015, managing the firm’s small- and SMID-cap growth portfolios totaling $1 billion in assets. From 1996 to 2006, he was a senior managing director and lead portfolio manager at Columbia Management Company, where he rebuilt a six-person investment team, implemented a new philosophy and process, and managed small-, SMID-, and mid-cap growth portfolios totaling $2.6 billion in assets.
Mr. Korngiebel holds a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a Bachelor of Arts in Economics and Spanish from Stanford University.
Ajay Krishnan, CFA has been the lead portfolio manager for the Emerging Markets Select Fund since its inception in 2012. Mr. Krishnan has also been a lead portfolio manager for the Emerging India Fund since 2011, the Emerging Markets Small Cap Fund since 2019, and the Global Opportunities Fund since 2012. He served as a portfolio manager for the Wasatch World Innovators Fund from 2000 through January 2007 and for the Ultra Growth Fund from 2000 through January 2013. Mr. Krishnan joined the Advisor in 1994. He holds a Master of Business Administration from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.
Paul Lambert has been a lead portfolio manager for the Global Opportunities Fund and Core Growth Fund since January 31, 2024, having served as a portfolio manager for the Global Opportunities Fund since 2019 and the Core Growth Fund since 2005. Mr. Lambert has also been a portfolio manager for the U.S. Select Fund since its inception. He served as a portfolio manager for the Global Select Fund from October 2019 to January 31, 2025, and as a lead portfolio manager for the Ultra Growth Fund from 2012 through 2014. Mr. Lambert began working on the Core Growth Fund as a senior analyst in 2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.
Linda Lasater, CFA has been the lead portfolio manager for the International Opportunities Fund since 2019, having been a portfolio manager for the Fund since June 2016. In addition, she has been a portfolio manager for the International Growth Fund since 2019, having been an associate portfolio manager for the Fund since 2014. From 2019 to January 31, 2025, she was a portfolio manager for the Global Select Fund and a lead portfolio manager for the International Select Fund. She joined the Advisor in 2006 as a senior equities analyst on the international research team. Prior to joining the Advisor, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth and a Bachelor of Business Administration in Management Information Systems from the University of Texas.
John Malooly, CFA has been a lead portfolio manager for the Ultra Growth Fund since 2012 and was a lead portfolio manager for the Micro Cap Value Fund from 2003 to 2009. Mr. Malooly joined the Advisor in 1997 as a domestic equities analyst on the Small Cap Growth Fund,

January 31, 2025

and worked as a senior analyst on the Micro Cap Fund from 1999 to 2003. Prior to joining the Advisor, Mr. Malooly was an investment specialist at UMB Fund Services. Mr. Malooly is a Wisconsin native. He graduated from Marquette University, earning a Bachelor of Science in Business Administration.
Natalie Pesqué, CFA has been a portfolio manager for the Small Cap Growth Fund since January 31, 2025. She has also been a portfolio manager for the Micro Cap Fund since January 31, 2023, having been an associate portfolio manager for the Fund since January 31, 2022. She joined the Advisor in 2015 as an analyst on the U.S. small cap research team. Prior to joining the Advisor, Ms. Pesqué was an entrepreneur and teaching assistant for Business Law at the University of Utah. She graduated summa cum laude from the David Eccles School of Business at the University of Utah with a Bachelor of Science in Marketing.
David Powers, CFA, CPA, CAIA has been the lead portfolio manager for the International Value Fund since its inception. He has been the lead portfolio manager for the Global Value Fund since August 2013 and was the lead portfolio manager for the Long/Short Fund from October 2017 to September 2018. Mr. Powers had many years of investment experience prior to joining the Advisor, most recently as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and earned both a Master of Science and a Master of Business Administration from Kent State University.
Mick Rasmussen, CFA has been the lead portfolio manager for the Global Select Fund since January 31, 2025. He has also been the lead portfolio manager of the Long/Short Alpha Fund since its inception and has been a portfolio manager for the U.S. Select Fund since its inception. Mr. Rasmussen joined the Advisor in 2014 as a quantitative analyst on the U.S. small cap and global research teams. Prior to joining Wasatch, Mr. Rasmussen studied at the University of Southern California, earning a Bachelor of Science in Finance and a degree in music production. While in college, he held internships with various companies, including eBay, Cincinnati Financial Corporation and Moreton & Company. Along with studying business, he earned a degree in Music Production and worked as a DJ in the Los Angeles area.
Stuart Rigby has been a portfolio manager for the Global Select Fund and the Emerging Markets Select Fund since January 31, 2025. Mr. Rigby joined the Advisor in 2024 as a portfolio manager and member of the emerging markets research team. Prior to joining the Advisor, Mr. Rigby was a portfolio manager at Grandeur Peak Global Advisors. In his 11 years with Grandeur, he managed the Emerging Markets Opportunities Fund and was responsible for investments in the technology sector within their Global Reach Fund. Earlier in his career, he worked in the technology industry as a software developer and product marketer. Mr. Rigby earned a Master of Business Administration from the Samuel Curtis Johnson Graduate School of Management at Cornell University. He also received a Bachelor of Science in Computer Science from Westminster University.
Gene Robin, CFA has been a lead portfolio manager for the Micro Cap Value Fund since January 31, 2025. He joined the Advisor as a senior analyst on the U.S. small cap research team in 2023. Prior to joining the Advisor, Mr. Robin founded Bird Dog Capital, where he was the portfolio manager for the firm’s micro-cap value strategy. From 2011 to 2022, he worked for Cove Street Capital as a senior analyst on the firm’s small-cap value strategy and a co-portfolio manager on the firm’s micro-cap strategy. Earlier, he was an associate at Proton Capital, a family office. Mr. Robin earned a Master of Business Administration from the Anderson School of Management at the University of California, Los Angeles, where he was granted a Dean’s Scholar award and a Bachelor of Arts in Computer Science from the University of California, San Diego.
Ryan Snow has been a lead portfolio manager for the Small Cap Growth Fund since January 31, 2024, and has been a portfolio manager for the Fund since 2017. Mr. Snow has also been a portfolio manager for the Global Opportunities Fund since January 31, 2024. He was a lead portfolio manager for the Wasatch Heritage Growth Fund from its inception in 2004 until 2014. Mr. Snow joined the Advisor as a research analyst in 2000. He holds a Bachelor of Science in Finance from the University of Utah.
Scott Thomas, CFA has been the lead portfolio manager for the Frontier Emerging Small Countries Fund since 2019, having been a portfolio manager for the Fund since June 2016. He has also been a lead portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2025, having been a portfolio manager for the Fund since January 31, 2022, and an associate portfolio manager since 2015. He has also been an associate portfolio manager for the Emerging Markets Select Fund since 2016. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, he worked as a vice president in equity research at Morgan Stanley & Co. in New York City.

Wasatch Funds —  Management

Prior to Morgan Stanley & Co., Mr. Thomas worked at KPMG LLP in San Francisco and New York. Mr. Thomas holds a Bachelor of Science in Accounting from Brigham Young University.
Derrick Tzau, CFA has been a lead portfolio manager for the International Select Fund since January 31, 2025, having been an associate portfolio manager for the Fund since 2020. He has also been an associate portfolio manager for the International Growth Fund since 2020. He joined the Advisor in 2018 as a senior equities analyst focused on international developed markets. Prior to joining the Advisor, Mr. Tzau was a senior international equity analyst at Rainier Investment Management, where he was a founding member of Rainier’s international small/mid cap growth strategy and covered companies in developed and emerging markets across all sectors. Earlier, he was an equity research associate and an assistant portfolio manager at WHV Investment Management, where he covered U.S. small-caps, U.S. microcaps, and emerging-market equities across a broad range of countries, sectors, and market capitalizations. Mr. Tzau earned a Master of Science in Finance from Seattle University and a Bachelor of Science in Pharmaceutical Science from the University of British Columbia.
Kevin Unger, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since 2018. He was an associate portfolio manager for the Greater China Fund from November 2020 to December 2024. Mr. Unger joined the Advisor in 2015 as a research analyst focused on emerging markets. Prior to joining the Advisor, Mr. Unger was an analyst for Wells Capital Management, where he worked on the Berkeley Street Emerging Markets Equity Fund. Earlier, he was an analyst in the energy and securities groups at NERA Economic Consulting, where he conducted econometric analyses across numerous regulated industries. Mr. Unger received his Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.
Mike Valentine has been a lead portfolio manager for the Core Growth Fund since January 31, 2024. He became a portfolio manager for the Fund in 2017. Mr. Valentine has also been a portfolio manager for the U.S. Select Fund since its inception, and the Global Select Fund since October 2019. He joined the Advisor in September 2016 as a portfolio manager on the domestic research team. Prior to joining the Advisor, Mr. Valentine was a portfolio manager at Point72 in Boston, where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. From 2005 to 2012, he worked at Fidelity Investments as an analyst and then a portfolio manager covering various industries and sectors ranging from agricultural chemicals to health care. Mr. Valentine holds a Bachelor of Arts degree in Computer Science from Amherst College.
Justin Weaver, CFA has been an associate portfolio manager for the Emerging India Fund since January 31, 2025. He joined the Advisor in 2018 as an analyst on the client relations team and later became an analyst on the emerging markets research team. Prior to joining Wasatch, Mr. Weaver worked in the aerospace and defense industry as a mechanical engineer for L3 Technologies. He holds a Bachelor of Science in Mechanical Engineering from Brigham Young University.
Kipling Weisel has been an associate portfolio manager for the Core Growth Fund since January 31, 2025. He joined Wasatch Global Investors in 2020 as an analyst on the U.S. small cap research team. Prior to joining the Advisor, Mr. Weisel earned his Bachelor of Arts in Economics from Dartmouth College. While in college, he was also a member of the U.S. Men’s Alpine Ski Team, competing in the Super G and Downhill events at the World Cup level.
Van Hoisington has been the lead portfolio manager of the U.S. Treasury Fund since 1996. Mr. Hoisington founded Hoisington Investment Management Co. in 1980 and serves as Chief Executive Officer and Chairman of the Strategic Investment Committee. Mr. Hoisington received a Bachelor of Arts from the University of Kansas and a Master of Business Administration from Fort Hays Kansas University.
Van R. Hoisington, Jr., “V.R.” has been a portfolio manager for the U.S. Treasury Fund since 2016. V.R. joined Hoisington Investment Management Co. in 1992, and currently serves as President, Chief Operating Officer, and as a member of the Strategic Investment Committee. V.R. earned his Bachelor of Arts from the University of Colorado Boulder and a Master of Business Administration (Finance) also from the University of Colorado. He began his career at Greenwich Capital Management, a primary dealer of government securities, in Greenwich, Connecticut. At Greenwich, V.R. worked in various departments, gaining experience in securities trading and sales and marketing, and actively participated in the auctioning of government securities and the management of back office operations.
David Hoisington has been a portfolio manager for the U.S. Treasury Fund since 2016. David joined Hoisington Investment Management Co. in 1990, and has been working on the Fund since its inception in 1996. He currently serves as Executive Vice President, Chief Compliance Officer, and Vice Chairman of the Strategic Investment Committee. David worked with Andersen Consulting where he designed, tested and installed custom management information systems for major corporations and supervised and evaluated project team members. David also completed intensive training in the fixed income and equity departments of Goldman Sachs and J.P. Morgan. David earned his Bachelor of Arts from the University of Texas, Austin.

January 31, 2025

The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and the portfolio managers’ ownership of securities in the Funds.

Wasatch Funds —  Service Providers
January 31, 2025

Investment Advisor
Wasatch Advisors LP, d/b/a Wasatch Global Investors
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Sub-Advisor for the U.S. Treasury Fund
Hoisington Investment Management Co.
6836 Bee Caves Road
Building 2, Suite 100
Austin, TX 78746-6464
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1000
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

Wasatch Funds —  Shareholder’s Guide
January 31, 2025

Investment Minimums
	INVESTOR CLASS	INSTITUTIONAL CLASS
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—
Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100 for Investor Class shares. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly for Investor Class shares.

Make checks payable to Wasatch Funds
Investment Minimums — Institutional Class
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional Class shares. Wasatch Funds reserves the right to reduce or waive the investment minimums for any reason, including omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Fund’s transfer agent. Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the SAI), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members, and for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers.
How to Contact Wasatch
Online

wasatchglobal.com
or via email at
shareholderservice@wasatchfunds.com

Telephone

800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail

Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Wasatch Funds —  Shareholder’s Guide

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

Online

Visit Wasatch Funds’ website at wasatchglobal.com, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone

Complete the appropriate application and call for instructions on how to open an account via wire.

Mail

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.
Purchase Shares Directly from Wasatch Funds for an Existing Account
Online

If you have previously provided bank information for an existing account, you may purchase Investor Class shares for your account in amounts of $100 or more and Institutional Class shares in amounts of $5,000 or more.

Telephone

You may add to your account via electronic funds transfer in amounts of $100 up to $100,000 (for individual and corporate accounts) for Investor Class shares and in amounts of $5,000 up to $100,000 for Institutional Class shares (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

Mail

Complete the additional investment form from your statement or write a note that includes the name and Class of the Fund (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire

Have your bank send your investment to:
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UMB Bank, N.A.
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ABA Number 101000695
For credit to Wasatch Funds
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Account Number 987-060-9800
For further credit to:
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Wasatch (name and Class of Fund)
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Your Wasatch account number
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Name(s) of investor(s)
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Social Security or tax ID number

Automatically

For Investor Class only
Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
The minimum for subsequent automatic investments is $50 per month and/or $100 per quarter for Investor Class shares.

January 31, 2025

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General

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Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
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Checks will be mailed to the address on your account.
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Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

Online

You may sell shares in amounts of $500 up to $100,000 for Investor Class shares and Institutional Class shares.

Telephone

You may sell shares in your account in amounts of $500 up to $100,000 for Investor Class shares (for individual and corporate accounts) and for Institutional Class shares (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail

Send Wasatch Funds a letter that includes:
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Your name
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The name and Class of the Fund
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Your account number(s)
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The dollar amount or number of shares to be redeemed
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Your daytime telephone number
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Signature(s) of account owners (sign exactly as the account is registered)
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Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website wasatchglobal.com or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

Automatically

Investor Class and Institutional Class
Systematic Withdrawal Plan (SWP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website wasatchglobal.com or by calling a shareholder services representative.
This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.

Wasatch Funds —  Account Policies

Why Wasatch Closes or Reopens Funds
The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time to time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when a Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at wasatchglobal.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of a fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Wasatch Funds’ Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds may take include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, suspending or terminating telephone or internet exchange and/or redemption privileges, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, each Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so that the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Funds through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

January 31, 2025

Required Information
Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, each Fund reserves the right to place limits on transactions in your account until your identity has been verified.
Investment Minimums — Investor Class
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If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
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The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. For regular accounts opened with an automatic investment plan, it is $1,000. For Coverdell Education Savings Accounts, it is $1,000.
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Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.
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Wasatch Funds reserve the right to reduce or waive the investment minimums for any reason, including for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers, and/or omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors, registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.
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Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases. An investor transacting in Investor Class shares may be required to pay a commission to a broker or other financial intermediary.
Investment Minimums — Institutional Class
The minimum initial investment for Institutional Class shares is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional Class Shares.
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Wasatch Funds reserves the right to reduce or waive the investment minimums for any reason, including for omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors, Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.
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Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Types of Regular Accounts
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Individual or Joint Ownership
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Gift to Minor
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Corporation, Partnership, Trust or Other Entity
Types of Individual Retirement Accounts (IRAs) — Investor Class
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Traditional IRA
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Rollover IRA
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Roth IRA
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SEP-IRA
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SIMPLE IRA
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Section 403(b)(7) Plan
There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per Social Security number, per account type.
Types of Education Savings Plans — Investor Class
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Coverdell Education Savings Account
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services.

Wasatch Funds —  Account Policies

Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
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Use of an exclusive toll-free number for direct access to an experienced shareholder services team member.
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Exemptions for certain account and maintenance fees.
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Priority notification of new or reopened Wasatch Funds.
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Access to quarterly comments from Wasatch portfolio managers.
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Choice of monthly or quarterly statements.
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Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
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Each Equity Fund offers two classes of shares designated the Investor Class and Institutional Class which are subject to different minimum investment thresholds and certain varying expenses and expense limits.  See the section entitled “Fees and Expenses of the Fund” in the applicable Fund’s Summary and the sections entitled “Shareholder’s Guide” and “Management - Management Fees and Expense Limitations” for additional information.  The U.S. Treasury Fund only offers the Investor Class shares as of the date of this Prospectus.
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There are no sales charges to purchase shares of the Funds.
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The purchase price of your shares will be determined the next time the Funds' share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading (normally 4:00 p.m. Eastern Time) on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or an Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if you are an existing shareholder, a completed additional investment form (or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Wasatch Funds.
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Purchases must be made in U.S. dollars.
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Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
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Purchase requests may not be made via fax or email.
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The Funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Hermes Prime Cash Obligations Fund (Ticker: PTAXX) (the “Money Market Fund”).
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Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the Statement of Additional Information), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
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Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
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Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
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When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.
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A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”

January 31, 2025

Selling (Redeeming) Shares
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You may request that the Funds redeem all or a portion of your shares.
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The price of shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading (normally 4:00 p.m. Eastern Time) on a day on which the New York Stock Exchange (NYSE) is open.
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Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
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You may redeem shares in your account in amounts of $500 up to $100,000 (including for corporate accounts) for Investor Class shares and for Institutional Class shares online or by telephone.
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Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
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Wasatch Funds does not accept redemption requests made via fax or email.
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The Funds will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
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Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Funds’ transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
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Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
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Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
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The Funds typically expect to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
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A Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
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To meet redemption requests, the Funds typically expect to use cash reserves held in a Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. A Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Funds more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
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The Funds generally pay redemptions in cash, and have filed a notice with the Securities and Exchange Commission (SEC) of their intent to pay redemptions up to certain amounts in cash; however, the Funds reserve the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Funds to do so. Although generally unlikely, if a Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon the sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
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Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
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If the account is worth less than the amount requested, the entire value of the account will be redeemed.
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The Funds can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Funds. Only the SEC can determine by rules and regulations the conditions under which trading shall be deemed to be restricted and when an emergency will be deemed to exist.
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The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
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Redeeming shares may result in a taxable capital gain or loss.
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Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the

Wasatch Funds —  Account Policies

following business day (subject to exception for redemptions of shares of the Money Market Fund during any period in which there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
Redemption Fee
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The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
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Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges out of the Money Market Fund will not trigger the redemption fee.
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The redemption fee is paid directly to a Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
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If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.
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Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
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The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
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The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
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The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
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The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
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The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.
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The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
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The redemption fee does not apply to shares redeemed due to a disability as defined by IRS requirements.
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The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
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The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
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The redemption fee does not apply to a distribution due to hardship as defined by the IRS.
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The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
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The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
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The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
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The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch Funds’ officers will be disclosed to the Funds’ Board at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
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The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Funds’ Shares are Priced
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The Funds’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
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Each Fund’s share price, or net asset value (NAV), is calculated by dividing the value of all securities and

January 31, 2025

other assets owned by the class of the Fund, less the liabilities charged to the class of the Fund, by the number of class shares outstanding.
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The Funds’ share prices are calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
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The Funds’ NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
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The Funds’ portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available if that quotation is a quoted price (unadjusted) in active markets for identical assets or liabilities that a Fund can access at the measurement date provided that the quotation will not be readily available if it is not reliable. Readily available market quotations primarily are provided by independent pricing services. On each day the New York Stock Exchange is open, market value for equity securities generally is determined on the basis of (i) the official close price if the market provides an official close price, (ii) if the official close price is unavailable, the last quoted sale price from the exchange or market on which the securities is primarily traded, (iii) if (i) or (ii) are unavailable, the mean between the last bid and ask on the primary exchange or market as provided by a pricing service or (iv) if (i), (ii) or (iii) are unavailable, the previous trading day’s price as provided by a pricing service. Securities denominated in foreign currencies are converted to U.S. dollars at the prevailing currency exchange rate as quoted by a pricing service. To the extent a Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments would be valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
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Investments for which market quotations are believed after reasonable inquiry to be inaccurately stated, considered unreliable or otherwise determined to no longer have a readily available market quotation are valued at fair value. Pursuant to applicable rules, a fund board must determine fair value in good faith for any and all fund investments or the board may designate a valuation designee to perform the fair value determinations relating to any or all fund investments, subject to board oversight. The Board has appointed the Advisor as its valuation designee (the “Valuation Designee”) for all portfolio investments, subject to its oversight. The Advisor shall carry out its designated responsibilities as Valuation Designee through its pricing committee.
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Fair value determinations are made in accordance with procedures adopted by the Advisor and Funds, subject to oversight by the Board. Securities which may be fair valued generally include, but are not limited to, debt investments, investments in private companies, private investments in public companies (“PIPEs”), commitments to invest in a future PIPE, warrants, securities for which trading has halted or have not traded over a specified period, rights and similar instruments. In fair valuing securities, the Valuation Designee may use fair value factors provided by an independent pricing service to the prices provided by the pricing services for each security and consider any market events occurring subsequent to the close of each market or activity that it considers would likely affect the value of the security. For the Funds to use a fair value factor, the factor must have a certain confidence interval level. Fair value factors meeting the confidence interval level will be applied to the Funds’ applicable securities each day.
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Pursuant to these procedures, debt securities with a remaining maturity greater than sixty (60) days generally shall be valued in accordance with the evaluated bid price provided by a pricing service. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally shall be valued by the amortized cost method (i.e., valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities may be marked to market.
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Certain securities may not be able to be priced by pre-established pricing methods. The Valuation Designee also may change a selected methodology if a different methodology is considered equally or more representative of the fair value of Fund investments.
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Valuing a Fund’s assets using fair value pricing introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may differ from current market valuations. It is possible that these valuations could be materially different from the value the Fund realizes upon the sale of an instrument.
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The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or

Wasatch Funds —  Account Policies

other days when the Funds’ share prices are not calculated. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
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To change your designated bank account or bank address.
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To add bank information to an existing account.
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To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
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To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
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Requests for redemption proceeds to be mailed to an address other than the address of record.
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Redemptions made within 30 days of an address change.
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Certain transactions on accounts involving executors, administrators, trustees or guardians.
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On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
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To change registered account holders.
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To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
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To add telephone privileges.
The Funds reserve the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Automatic Investment Plan (AIP) — Investor Class
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Online, the AIP may be referred to as a pre-authorized draft or PAD.
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Automatic purchases of Investor Class shares can be made for as little as $50 per month and/or $100 per quarter. The Wasatch Funds do not currently charge a fee for this service.
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You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
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Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
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Your financial institution must be a member of the Automated Clearing House (ACH).
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When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase Investor Class shares for your Fund account.
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A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
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Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
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If you redeem an account with an AIP to a zero balance, the plan will be discontinued.
Systematic Withdrawal Plan (SWP) — Investor Class and Institutional Class
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You may arrange to make monthly, quarterly, semi-annual or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
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Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
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You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
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You may terminate the SWP at any time without charge or penalty.
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The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
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The redemption fee does not apply to shares redeemed through the plan.
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If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.
Exchanging Shares
•
Fund shares may be exchanged for shares of the same class (i.e., Investor Class or Institutional Class) of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be

January 31, 2025

exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•
The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
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Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
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Exchanges for shares in Wasatch Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•
Exchanges may not be made for shares of Wasatch Funds closed to new investors and existing shareholders.
•
You may open a new account or purchase additional shares by exchanging shares from an existing Wasatch Fund account holding the same class of shares.
•
A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements for the class of shares being purchased.
•
Additional exchanges may be made for $500 or more for Investor Class shares and $5,000 or more for Institutional Class shares.
•
Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if the shares are registered in the name of a corporation, partnership or fiduciary.
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To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
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Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
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New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
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Wasatch Funds does not accept exchange requests made via fax or email.
•
Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•
Exchanging shares between Wasatch Funds may result in a taxable capital gain or loss.
•
The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Hermes Prime Cash Obligations Fund
(A Money Market Fund)
•
You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Money Market Fund (the Federated Hermes Prime Cash Obligations Fund – Ticker: PTAXX).  The Money Market Fund is made available to shareholders of Wasatch Funds who maintain direct accounts with Wasatch Funds and who meet the eligibility requirements and investment minimum for Automated Class shares of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus.  The Money Market Fund is managed by Federated Investment Management Company (and not by the Advisor), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or the Advisor.  SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
•
You should note that the Money Market Fund will be able to impose discretionary liquidity fees on redemptions, if the Money Market Fund’s board determines that such liquidity fees are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. The Money Market Fund’s board may also suspend redemptions under certain circumstances including if the Money Market Fund’s weekly liquid assets fall below 10% and the board determines it is not in the best interest to continue operating and may approve its liquidation; if the Money Market Fund’s board determines that the deviation between the Money Market Fund’s amortized cost price per share from its market based net asset value may result in material dilution or other unfair results to investors; and such other circumstances as described in the Money Market Fund’s prospectus. Please refer to the prospectus of the Money Market Fund to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
•
Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.

Wasatch Funds —  Account Policies

•
Shareholders may exchange Money Market Fund shares to purchase shares of the Wasatch Funds, but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.
•
The automatic exchange plan allows you to make automatic monthly investments in Investor Class shares of the Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•
Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•
Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the fund being redeemed and the fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period in which the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate has been lifted will need to submit a new request.
•
You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•
Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•
Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Conversion of Shares
Shares of the Institutional Class of a Wasatch Fund held by any shareholder who is no longer eligible to hold such shares may be converted, at the discretion of the Fund, to shares of a class, such as the Investor Class, in which the shareholder is eligible. Shares will be converted on the basis of the relative NAV of the class held and the conversion class without the imposition of any sales load, fee or other charge. Affected shareholders will be notified prior to any such conversion. A conversion between share classes of the same Fund is generally a non-taxable event.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.
Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•
You may choose to buy or sell shares of the Funds through your bank or investment professional, including your broker, who may charge you a transaction fee for this service. You should ask your bank or investment professional to describe any transaction fee it may charge on transactions of Fund shares.
•
Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•
Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•
Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of shares of the Funds.
•
The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Funds and the Funds’ shareholders in lieu of the Funds’ transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Funds’ shares. Depending on the share class, the Funds may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may

January 31, 2025

be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Funds available to its customers and may allow the Funds greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•
If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
Annual and semi-annual shareholder reports will be mailed to shareholders and also made available on the Funds’ website.
Annual shareholder reports and financial statements are dated September 30, the close of the Funds’ fiscal year. The annual shareholder reports contain important information about the Funds, including a discussion of market conditions and investment strategies that significantly affected performance during the period, certain portfolio holdings data and Fund statistics, certain Fund expense data and material Fund changes (if any). Semi-annual shareholder reports and financial statements are dated March 31. The semi-annual shareholder reports similarly contain, among other things, certain Fund expense data, certain Fund statistics and portfolio holdings data.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and Social Security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not

Wasatch Funds —  Account Policies

“covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Funds to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.
Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 for Investor Class shares (unless the account has an automatic investment plan) and $100,000 for Institutional Class shares. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; or (c) when an emergency exists or during such other periods, as determined by the Securities and Exchange Commission (SEC) for the protection of shareholders. Only the SEC by rules and regulations can determine the conditions under which trading shall be deemed to be restricted and when an emergency will be deemed to exist.
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, Wasatch Funds may redeem shares in your account(s) to cover losses due to share price fluctuations.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.
Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

January 31, 2025

Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
The Money Market Fund (the Federated Hermes Prime Cash Obligations Fund – Ticker: PTAXX) is managed by Federated Investment Management Company, not by the
Advisor. Federated Investment Management Company is not an affiliate of the Advisor or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the Automated Class shares of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor the Advisor makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.

Wasatch Funds —  Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares a Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Global Value and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds (except the Global Value Fund), it is intended that substantially all of such Funds’ net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. As noted below, the Equity Funds, except the Global Value Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When a Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of a Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after a Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Each Fund intends to qualify as a “regulated investment company” under federal tax laws. If each Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” The use of the long/short strategy by the Long/Short Alpha Fund may reduce the amount that would otherwise be treated as qualified dividends. In addition, some portion of the dividends on your shares that are attributable to dividends received by a Fund from REIT shares may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Distributions paid from the Funds’ long-term capital gains and properly reported by the Funds as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. The Equity Funds,

January 31, 2025

except the Global Value Fund, expect that as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and on tax regulations.
Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
The following information is particularly important for investors in the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, and International Value Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or

Wasatch Funds —  Dividends, Capital Gain Distributions and Taxes
January 31, 2025

applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.
Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
India Taxes
In India, income arising to Foreign Portfolio Investors (FPIs) from the sale, transfer or redemption of securities is classified as capital gains. The capital gains are classified into long term and short term depending upon the period of holding as well as type of securities. The threshold period for classifying the gains into long term or short term is one year for listed securities and units of equity oriented mutual funds. For all other unlisted securities, it is two years. Long-term capital gains exceeding 125,000 Indian rupee are subject to a 12.5% capital gains tax rate, plus applicable surcharge and cess. The short term capital gains arising from equity shares, units of equity oriented mutual funds / real estate investment trusts / infrastructure investment trusts are taxable at 20% plus surcharges provided the transactions are chargeable to securities transaction tax. All other short term capital gains (arising to FPIs) are taxable at 30% plus surcharges. The capital gains tax is computed on net realized gains. In arriving at the net realized gains, the short term capital losses can be offset against short term as well as long term capital gains. However, long term capital losses can only be offset against long term capital gains. Any unutilized losses in an year can be carried forward for a period of up to eight years to offset future gains with the same restriction i.e. long term capital losses can be offset only against long term capital gains whereas short term capital losses can be offset against both short term as well as long term capital gains. Until March 31, 2020, dividends were exempt from tax in the hands of shareholders since the Indian companies were required to pay dividend distribution tax (DDT) upon payout of dividends.
Effective April 1, 2020, DDT has been abolished and the dividends are taxable in the hands of shareholders. For FPIs and other foreign investors, dividends are subject to withholding tax at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on dividends than Indian withholding tax rate of 20% plus surcharges, such FPI or other foreign investor can reclaim the excess tax withheld (by the Indian company) in its annual tax return. India levies a tax on interest received on units of business trust at a rate of 5% plus surcharges and all other securities at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on interest, than Indian withholding tax can be made at such lower rates as prescribed in the tax treaty subject to furnishing of certificate of residence and few other forms/documents as required by the Indian company withholding taxes. The tax on capital gains, dividends, and interest is withheld/imposed on the investor and payable prior to repatriation of proceeds out of India. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Taxes incurred on gains may lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

Wasatch Funds —  Financial Highlights
January 31, 2025

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of each respective class (Investor Class or Institutional Class) of the Funds for the past five years ended September 30 or since inception if a Fund or the respective class has been in operation less than five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective class of a Fund (assuming reinvestment of all dividends and distributions). The International Value Fund commenced operations on November 29, 2024, therefore no financial highlights are shown for this Fund.
The Financial Highlights were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are available on the Funds’ website and included in the Funds’ Form N-CSR for the fiscal year ended September 30, 2024 which is available upon request from Wasatch Funds.

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/24	$73.66	(0.47)	23.75	23.28	—[4]	—	—	—
Year ended 9/30/23	$61.04	(0.39)	13.47	13.08	—[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—[4]	—	(7.71)	(7.71)
Core Growth Fund — Institutional Class
Year ended 9/30/24	$75.06	(0.37)	24.21	23.84	—[4]	—	—	—
Year ended 9/30/23	$62.13	(0.28)	13.67	13.39	—[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—[4]	—	(7.71)	(7.71)
Emerging India Fund — Investor Class
Year ended 9/30/24	$5.90	(0.06)	1.79	1.73	—[4]	—	(0.26)	(0.26)
Year ended 9/30/23	$5.67	(0.04)	0.33	0.29	—[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—[4]	—	(0.01)	(0.01)
Emerging India Fund — Institutional Class
Year ended 9/30/24	$5.98	(0.04)	1.81	1.77	—[4]	—	(0.26)	(0.26)
Year ended 9/30/23	$5.74	(0.05)	0.35	0.30	—[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—[4]	—	(0.01)	(0.01)
Emerging Markets Select Fund — Investor Class
Year ended 9/30/24	$14.73	(0.14)	3.58	3.44	—[4]	—	—	—
Year ended 9/30/23	$13.34	(0.04)	1.43	1.39	—[4]	—	—	—
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04	—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01	—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/24	$15.11	(0.06)	3.64	3.58	—[4]	—	—	—
Year ended 9/30/23	$13.66	—	1.45	1.45	—[4]	—	—	—
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/24	$2.69	(0.04)	0.62	0.58	—[4]	—	—	—
Year ended 9/30/23	$2.47	(0.05)	0.35	0.30	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—[4]	—	(0.16)	(0.16)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/24	$2.73	(0.02)	0.61	0.59	—[4]	—	—	—
Year ended 9/30/23	$2.50	(0.02)	0.33	0.31	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—[4]	—	(0.16)	(0.16)
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/24	$2.86	(0.04)	0.93	0.89	—[4]	—	—	—
Year ended 9/30/23	$2.45	(0.05)	0.46	0.41	—[4]	—	—	—
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—[4]	—	—	—
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$96.94	31.60	1.17[5]	1.17[5]	(0.56)	(0.56)	$2,112,156	36%
$73.66	21.51	1.17[5] [8]	1.17[5] [8]	(0.53)	(0.53)	$1,593,801	33%
$61.04	(31.47)	1.19[5] [8]	1.19[5] [8]	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17[5]	1.17[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19[5]	1.19[5]	(0.48)	(0.48)	$1,595,920	38%

$98.90	31.75	1.05[5]	1.06[5]	(0.45)	(0.46)	$2,735,072	36%
$75.06	21.64	1.06[5] [8]	1.06[5] [8]	(0.42)	(0.42)	$1,625,150	33%
$62.13	(31.37)	1.05[5] [8]	1.06[5] [8]	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05[5]	1.05[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05[5]	1.08[5]	(0.45)	(0.48)	$1,134,229	38%

$7.37	30.32	1.50[5] [8]	1.50[5] [8]	(1.00)	(1.00)	$318,082	29%
$5.90	5.23	1.50[5] [8]	1.50[5] [8]	(0.92)	(0.92)	$254,155	26%
$5.67	(14.79)	1.51[5] [8]	1.51[5] [8]	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52[5]	1.52[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64[6]	1.64[6]	(0.89)	(0.89)	$136,415	44%

$7.49	30.59	1.37[5] [8]	1.37[5] [8]	(0.86)	(0.86)	$404,633	29%
$5.98	5.34	1.36[5] [8]	1.36[5] [8]	(0.79)	(0.79)	$284,887	26%
$5.74	(14.77)	1.38[5] [8]	1.38[5] [8]	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37[5]	1.37[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45[6]	1.45[6]	(0.69)	(0.69)	$145,981	44%

$18.17	23.35	1.37[6] [7]	1.37[6] [7]	(0.56)	(0.56)	$63,062	34%
$14.73	10.42	1.36[5] [8]	1.36[5] [8]	(0.31)	(0.31)	$59,458	14%
$13.34	(40.42)	1.32[5] [8]	1.32[5] [8]	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37[5]	1.37[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51[6]	1.80[6]	(0.69)	(0.99)	$14,984	35%

$18.69	23.69	1.12[6] [7]	1.12[6] [7]	(0.30)	(0.30)	$387,987	34%
$15.11	10.61	1.13[5] [8]	1.13[5] [8]	(0.06)	(0.06)	$392,825	14%
$13.66	(40.40)	1.14[5] [8]	1.14[5] [8]	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18[5]	1.18[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21[6]	1.41[6]	(0.40)	(0.59)	$43,682	35%

$3.27	21.56	1.96[6] [7]	2.00[6] [7]	(0.79)	(0.83)	$135,893	27%
$2.69	12.39	1.96[6] [7]	1.96[6] [7]	(0.72)	(0.72)	$131,823	21%
$2.47	(37.93)	1.91[6] [7]	1.91[6] [7]	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88[5]	1.88[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95[6]	1.95[6]	(1.02)	(1.02)	$197,524	20%

$3.32	21.61	1.81[6] [7]	1.81[6] [7]	(0.63)	(0.63)	$218,820	27%
$2.73	12.66	1.78[6] [7]	1.78[6] [7]	(0.51)	(0.51)	$204,034	21%
$2.50	(37.75)	1.78[6] [7]	1.78[6] [7]	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76[5]	1.76[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81[6]	1.81[6]	(0.88)	(0.88)	$176,548	20%

$3.75	31.12	2.16[6] [7]	2.34[6] [7]	(0.90)	(1.09)	$31,994	28%
$2.86	16.73	2.16[6] [7]	2.31[6] [7]	(0.91)	(1.05)	$30,980	29%
$2.45	(43.89)	2.15[5] [8]	2.29[5] [8]	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12[5]	2.12[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15[5]	2.38[5]	(1.12)	(1.34)	$39,899	33%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/24	$2.91	(0.01)	0.93	0.92	—[4]	—	—	—
Year ended 9/30/23	$2.48	(0.19)	0.62	0.43	—	—	—	—
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/24	$3.74	(0.05)	1.08	1.03	—[4]	—	—	—
Year ended 9/30/23	$3.39	(0.04)	0.47	0.43	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—[4]	—	(0.30)	(0.30)
Global Opportunities Fund — Institutional Class
Year ended 9/30/24	$3.78	(0.04)	1.09	1.05	—[4]	—	—	—
Year ended 9/30/23	$3.42	(0.02)	0.46	0.44	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—[4]	—	(0.30)	(0.30)
Global Select Fund — Investor Class
Year ended 9/30/24	$10.26	(0.16)	2.46	2.30	—[4]	—	—	—
Year ended 9/30/23	$8.71	(0.06)	1.61	1.55	—[4]	—	—	—
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01	—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.06)	2.65	2.59	0.01	—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/24	$10.43	(0.05)	2.43	2.38	—	—	—	—
Year ended 9/30/23	$8.82	(0.02)	1.63	1.61	—	—	—	—
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—[4]	—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.04)	2.68	2.64	—[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/24	$8.52	0.27	1.65	1.92	—[4]	(0.29)	—	(0.29)
Year ended 9/30/23	$8.00	0.25	1.05	1.30	—[4]	(0.24)	(0.54)	(0.78)
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[11]	(0.93)	—[4]	(0.21)	(0.04)	(0.25)
Global Value Fund — Institutional Class
Year ended 9/30/24	$8.50	0.25	1.68	1.93	—	(0.30)	—	(0.30)
Year ended 9/30/23	$7.99	0.25	1.05	1.30	—	(0.25)	(0.54)	(0.79)
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01	(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[11]	(0.91)	—[4]	(0.22)	(0.04)	(0.26)
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.83	31.62	1.96[6] [7]	2.52[6] [7]	(0.67)	(1.23)	$7,605	28%
$2.91	17.34	1.96[6] [7]	2.61[6] [7]	(0.83)	(1.47)	$4,027	29%
$2.48	(43.89)	1.95[5] [8]	2.08[5] [8]	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95[5]	2.08[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96[5]	2.18[5]	(0.98)	(1.20)	$10,560	33%

$4.77	27.54	1.50[5] [8]	1.50[5] [8]	(0.96)	(0.96)	$126,784	32%
$3.74	12.76	1.50[6] [7]	1.50[6] [7]	(0.93)	(0.93)	$117,596	30%
$3.39	(36.97)	1.50[5] [8]	1.50[5] [8]	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46[5]	1.46[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53[5]	1.53[5]	(1.03)	(1.03)	$100,698	20%

$4.83	27.78	1.35[5] [8]	1.40[5] [8]	(0.82)	(0.86)	$81,604	32%
$3.78	12.94	1.36[6] [7]	1.40[6] [7]	(0.79)	(0.83)	$69,174	30%
$3.42	(36.94)	1.35[5] [8]	1.38[5] [8]	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35[5]	1.40[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35[5]	1.48[5]	(0.83)	(0.96)	$38,795	20%

$12.56	22.42	1.36[6] [7]	2.57[6] [7]	(0.81)	(2.02)	$4,098	21%
$10.26	17.80	1.36[5] [8]	2.57[5] [8]	(0.58)	(1.79)	$4,620	24%
$8.71	(37.76)	1.35[5] [8]	2.35[5] [8]	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35[5]	2.17[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36[6]	4.70[6]	(0.81)	(4.16)	$4,306	35%

$12.81	22.82	0.96[6] [7]	1.67[6] [7]	(0.40)	(1.11)	$11,047	21%
$10.43	18.25	0.96[5] [8]	1.74[5] [8]	(0.18)	(0.96)	$9,892	24%
$8.82	(37.47)	0.95[5] [8]	1.53[5] [8]	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95[5]	1.56[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96[6]	2.79[6]	(0.42)	(2.25)	$9,065	35%

$10.15	22.88	1.11[6] [7]	1.18[6] [7]	2.89	2.81	$115,169	25%
$8.52	16.16	1.11[5] [8]	1.18[5] [8]	2.80	2.73	$112,591	43%
$8.00	(8.55)	1.10[5] [8]	1.20[5] [8]	2.46	2.36	$102,983	47%
$9.24	43.20	1.10[5]	1.18[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[12]	1.10[5]	1.30[5]	2.04	1.84	$96,323	76%

$10.13	23.12	0.95[6] [7]	1.14[6] [7]	3.11	2.93	$16,862	25%
$8.50	16.23	0.96[5] [8]	1.12[5] [8]	3.00	2.84	$31,649	43%
$7.99	(8.42)	0.95[5] [8]	1.14[5] [8]	2.89	2.71	$15,583	47%
$9.23	43.26	0.99[5]	1.43[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[12]	0.95[5]	1.38[5]	2.21	1.78	$6,449	76%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Year ended 9/30/24	$21.60	(0.09)	4.94	4.85	—[4]	—	—	—
Year ended 9/30/23	$20.03	(0.03)	1.60	1.57	—[4]	—	—	—
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—[4]	—	(0.78)	(0.78)
International Growth Fund — Institutional Class
Year ended 9/30/24	$21.80	0.43	4.51	4.94	—	—	—	—
Year ended 9/30/23	$20.20	0.08	1.52	1.60	—[4]	—	—	—
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—[4]	—	(0.78)	(0.78)
International Opportunities Fund — Investor Class
Year ended 9/30/24	$2.72	(0.08)	0.63	0.55	—[4]	—	—	—
Year ended 9/30/23	$2.51	(0.06)	0.27	0.21	—[4]	—	—	—
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—	—	(0.09)	(0.09)
International Opportunities Fund — Institutional Class
Year ended 9/30/24	$2.76	—	0.56	0.56	—[4]	—	—	—
Year ended 9/30/23	$2.55	(0.02)	0.23	0.21	—[4]	—	—	—
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—	—	(0.09)	(0.09)
International Select Fund — Investor Class
Year ended 9/30/24	$10.25	(0.06)	2.36	2.30	—[4]	—	—	—
Year ended 9/30/23	$8.90	(0.07)	1.42	1.35	—[4]	—	—	—
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01	—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01	—	—	—
Year ended 9/30/20[10]	$10.00	(0.04)	2.64	2.60	0.01	—	—	—
International Select Fund — Institutional Class
Year ended 9/30/24	$10.43	0.05	2.33	2.38	—	—	—	—
Year ended 9/30/23	$9.01	0.03	1.39	1.42	—	—	—	—
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—	—	—	—
Year ended 9/30/21	$12.69	—[4]	2.41	2.41	—	—	—	—
Year ended 9/30/20[10]	$10.00	(0.02)	2.68	2.66	0.03	—	—	—
Long/Short Alpha Fund — Investor Class
Year ended 9/30/24	$11.51	(0.02)	3.87	3.85	—[4]	—	—	—
Year ended 9/30/23	$9.01	(0.08)	2.59	2.51	—[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.16)	(0.83)	(0.99)	—[4]	—	—	—
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/24	$11.56	0.02	3.86	3.88	—[4]	—	—	—
Year ended 9/30/23	$9.03	(0.12)	2.66	2.54	—[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.13)	(0.84)	(0.97)	—[4]	—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/24	$6.07	(0.11)	2.10	1.99	—[4]	—	—	—
Year ended 9/30/23	$5.72	(0.11)	0.46	0.35	—[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—	—	(0.87)	(0.87)
Micro Cap Fund — Institutional Class
Year ended 9/30/24	$6.07	(0.09)	2.09	2.00	—[4]	—	—	—
Year ended 9/30/23	$5.72	(0.09)	0.44	0.35	—[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—[4]	—	(0.67)	(0.67)
Period ended 9/30/20[11]	$7.74	(0.05)	1.86	1.81	—	—	—	—
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$26.45	22.50	1.49[6] [7]	1.49[6] [7]	(0.11)	(0.11)	$211,932	34%
$21.60	7.84	1.41[5] [8]	1.41[5] [8]	0.08	0.08	$231,089	31%
$20.03	(42.98)	1.44[5] [8]	1.44[5] [8]	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41[5]	1.41[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47[5]	1.47[5]	(0.50)	(0.50)	$497,104	45%

$26.74	22.66	1.36[6] [7]	1.38[6] [7]	0.01	(0.01)	$86,139	34%
$21.80	7.92	1.29[5] [8]	1.29[5] [8]	0.16	0.16	$223,565	31%
$20.20	(42.90)	1.33[5] [8]	1.33[5] [8]	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32[5]	1.32[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35[5]	1.36[5]	(0.38)	(0.38)	$569,068	45%

$3.27	20.22	2.04[6] [7]	2.04[6] [7]	(0.64)	(0.64)	$51,745	25%
$2.72	8.37	1.97[6] [7]	1.97[6] [7]	(0.52)	(0.52)	$54,964	20%
$2.51	(45.24)	1.96[5] [8]	1.96[5] [8]	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91[5]	1.91[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02[6]	2.02[6]	(1.20)	(1.20)	$129,071	35%

$3.32	20.29	1.96[6] [7]	2.02[6] [7]	(0.62)	(0.67)	$94,630	25%
$2.76	8.24	1.92[6] [7]	1.92[6] [7]	(0.51)	(0.51)	$226,305	20%
$2.55	(45.21)	1.91[5] [8]	1.91[5] [8]	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89[5]	1.89[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93[5]	1.93[5]	(1.06)	(1.06)	$544,914	35%

$12.55	22.44	1.30[5] [8]	4.53[5] [8]	(0.40)	(3.62)	$2,627	43%
$10.25	15.17	1.35[6] [7]	3.88[6] [7]	(0.41)	(2.95)	$2,481	22%
$8.90	(40.51)	1.30[5] [8]	3.34[5] [8]	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30[5]	3.09[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30[5]	6.96[5]	(0.55)	(6.20)	$2,861	36%

$12.81	22.82	0.90[5] [8]	4.38[5] [8]	(0.04)	(3.51)	$1,340	43%
$10.43	15.76	0.94[6] [7]	3.19[6] [7]	(0.05)	(2.30)	$1,526	22%
$9.01	(40.33)	0.90[5] [8]	2.37[5] [8]	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90[5]	3.03[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90[6]	7.68[6]	(0.19)	(6.96)	$2,069	36%

$15.36	33.45	2.21[6] [7] [17]	2.21[6] [7] [17]	(0.37)	(0.37)	$44,488	41%
$11.51	27.87	2.67[6] [7] [17]	2.85[6] [7] [17]	(1.16)	(1.34)	$22,895	75%
$9.01	(9.90)	2.41[6] [7] [17]	3.14[6] [7] [17]	(1.62)	(2.35)	$8,184	55%

$15.44	33.56	2.07[6] [7] [17]	2.09[6] [7] [17]	(0.19)	(0.20)	$34,382	41%
$11.56	28.14	2.34[6] [7] [17]	2.71[6] [7] [17]	(0.99)	(1.37)	$11,579	75%
$9.03	(9.70)	2.20[6] [7] [17]	3.10[6] [7] [17]	(1.47)	(2.37)	$13,782	55%

$8.06	32.78	1.66[5] [8]	1.66[5] [8]	(1.39)	(1.39)	$591,440	51%
$6.07	6.12	1.66[5] [8]	1.66[5] [8]	(1.46)	(1.46)	$509,106	57%
$5.72	(39.42)	1.66[5] [8]	1.66[5] [8]	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63[5]	1.63[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66[5]	1.66[5]	(1.48)	(1.48)	$746,749	75%

$8.07	32.95	1.59[5] [8]	1.59[5] [8]	(1.33)	(1.33)	$90,455	51%
$6.07	6.12	1.59[5] [8]	1.59[5] [8]	(1.39)	(1.39)	$74,849	57%
$5.72	(39.40)	1.59[5] [8]	1.59[5] [8]	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56[5]	1.56[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60[5]	1.62[5]	(1.43)	(1.45)	$59,124	75%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Value Fund — Investor Class
Year ended 9/30/24	$2.97	(0.02)	1.00	0.98	—[4]	—	—	—
Year ended 9/30/23	$2.79	(0.03)	0.21	0.18	—[4]	—	—	—
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—	—	(0.30)	(0.30)
Micro Cap Value Fund — Institutional Class
Year ended 9/30/24	$2.99	(0.01)	1.00	0.99	—[4]	—	—	—
Year ended 9/30/23	$2.81	(0.02)	0.20	0.18	—[4]	—	—	—
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—[4]	—	(0.53)	(0.53)
Period ended 9/30/20[11]	$3.26	(0.01)	0.41	0.40	—	—	—	—
Small Cap Growth Fund — Investor Class
Year ended 9/30/24	$32.29	(0.47)	7.80	7.33	—[4]	—	—	—
Year ended 9/30/23	$29.19	(0.38)	3.48	3.10	—[4]	—	—	—
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—	—	(5.79)	(5.79)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/24	$32.88	(0.36)	7.86	7.50	—[4]	—	—	—
Year ended 9/30/23	$29.70	(0.28)	3.46	3.18	—[4]	—	—	—
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—	—	(5.79)	(5.79)
Small Cap Value Fund — Investor Class
Year ended 9/30/24	$9.14	(—)	2.97	2.97	—[4]	—	(0.38)	(0.38)
Year ended 9/30/23	$7.49	(0.02)	1.86	1.84	—[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.68	—[4]	(2.38)	(2.38)	—[4]	—[4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—	(0.04)	(0.05)	(0.09)
Small Cap Value Fund — Institutional Class
Year ended 9/30/24	$9.24	0.01	3.01	3.02	—[4]	—	(0.38)	(0.38)
Year ended 9/30/23	$7.56	—	1.87	1.87	—[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	—[4]	3.73	3.73	—[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—	(0.05)	(0.05)	(0.10)
Ultra Growth Fund — Investor Class
Year ended 9/30/24	$26.54	(0.54)	8.04	7.50	—[4]	—	—	—
Year ended 9/30/23	$26.29	(0.38)	0.63	0.25	—[4]	—	—	—
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01	—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01	—	(0.56)	(0.56)
Ultra Growth Fund — Institutional Class
Year ended 9/30/24	$26.63	(0.29)	7.87	7.58	—[4]	—	—	—
Year ended 9/30/23	$26.37	(0.23)	0.53	0.30	—[4]	(0.04)	—	(0.04)
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01	—	(1.41)	(1.41)
Period ended 9/30/20[11]	$29.39	(0.09)	10.28	10.19	—[4]	—	—	—
U.S. Select Fund — Investor Class
Year ended 9/30/24	$12.07	(0.07)	3.32	3.25	—[4]	—	—	—
Year ended 9/30/23	$9.74	(0.03)	2.36	2.33	—[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	0.01	—	—	—
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.95	33.00	1.71[5] [8]	1.71[5] [8]	(0.47)	(0.47)	$265,555	54%
$2.97	6.45	1.73[5] [8]	1.73[5] [8]	(0.82)	(0.82)	$234,553	59%
$2.79	(32.47)	1.70[5] [8]	1.70[5]	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66[5]	1.66[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74[5]	1.74	(1.01)	(1.01)	$222,963	63%

$3.98	33.11	1.60[5] [8]	1.63[5] [8]	(0.34)	(0.37)	$62,714	54%
$2.99	6.41	1.61[5] [8]	1.65[5] [8]	(0.69)	(0.74)	$42,440	59%
$2.81	(32.31)	1.60[5] [8]	1.63[5] [8]	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60[5]	1.61[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60[5]	1.84[5]	(0.99)	(1.23)	$25,317	63%

$39.62	22.70	1.15[5]	1.15[5]	(0.97)	(0.97)	$869,768	28%
$32.29	10.62	1.15[5] [8]	1.15[5] [8]	(0.94)	(0.94)	$837,158	27%
$29.19	(42.42)	1.15[5] [8]	1.15[5] [8]	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12[5]	1.12[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16[5]	1.16[5]	(0.89)	(0.89)	$1,247,871	37%

$40.38	22.81	1.05[5]	1.07[5]	(0.86)	(0.88)	$1,280,724	28%
$32.88	10.71	1.06[5] [8]	1.07[5] [8]	(0.85)	(0.85)	$1,261,857	27%
$29.70	(42.35)	1.05[5] [8]	1.06[5] [8]	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05[5]	1.06[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05[5]	1.08[5]	(0.78)	(0.81)	$1,233,331	37%

$11.73	33.12	1.18[6]	1.18[6]	—	—	$607,697	69%
$9.14	24.90	1.18[6] [7]	1.18[6] [7]	(0.15)	(0.15)	$537,439	61%
$7.49	(24.18)	1.16[5] [8]	1.16[5] [8]	0.04	0.04	$570,201	61%
$10.68	52.79	1.16[5]	1.16[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21[5]	1.21[5]	0.22	0.22	$525,957	58%

$11.88	33.31	1.06[6]	1.06[6]	0.12	0.12	$1,055,097	69%
$9.24	25.07	1.07[6] [7]	1.07[6] [7]	(0.06)	(0.06)	$695,586	61%
$7.56	(24.15)	1.05[5] [8]	1.06[5] [8]	0.14	0.14	$663,167	61%
$10.78	52.91	1.05[5]	1.06[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05[5]	1.08[5]	0.38	0.34	$472,331	58%

$34.04	28.26	1.22[6] [7]	1.22[6] [7]	(0.93)	(0.93)	$642,152	25%
$26.54	0.95	1.23[5] [8]	1.23[5] [8]	(0.96)	(0.96)	$800,490	25%
$26.29	(41.70)	1.18[5] [8]	1.18[5] [8]	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16[5]	1.16[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19[5]	1.19[5]	(0.95)	(0.95)	$1,733,280	37%

$34.21	28.46	1.06[6] [7]	1.08[6] [7]	(0.77)	(0.80)	$323,962	25%
$26.63	1.13	1.06[5] [8]	1.08[5] [8]	(0.79)	(0.81)	$378,127	25%
$26.37	(41.62)	1.05[5] [8]	1.06[5] [8]	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05[5]	1.06[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05[5]	1.07[5]	(0.97)	(0.98)	$348,388	37%

$15.32	26.93	1.01[6]	1.75[6]	(0.67)	(1.41)	$9,830	36%
$12.07	23.92	1.02[6] [7]	4.56[6] [7]	(0.53)	(4.07)	$4,352	31%
$9.74	(2.60)	1.01[6] [7]	11.81[6] [7]	(0.59)	(11.39)	$1,779	4%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
U.S. Select Fund — Institutional Class
Year ended 9/30/24	$12.09	(0.06)	3.33	3.27	—[4]	—	—	—
Year ended 9/30/23	$9.73	(0.03)	2.39	2.36	—[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	—	—	—	—
U.S. Treasury Fund — Investor Class
Year ended 9/30/24	$10.63	0.38	1.17	1.55	—[4]	(0.39)	—	(0.39)
Year ended 9/30/23	$12.53	0.34	(1.91)	(1.57)	—[4]	(0.33)	—	(0.33)
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01	(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01	(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03	(0.30)	—	(0.30)
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$15.36	27.05	0.86[6]	1.26[6]	(0.52)	(0.92)	$16,761	36%
$12.09	24.25	0.87[6] [7]	2.46[6] [7]	(0.38)	(1.98)	$8,118	31%
$9.73	(2.70)	0.86[6] [7]	10.54[6] [7]	(0.43)	(10.11)	$3,566	4%

$11.79	14.68	0.73[5]	0.73[5]	3.30	3.30	$185,135	83%
$10.63	(12.82)	0.70[5] [8]	0.70[5] [8]	2.67	2.67	$237,186	13%
$12.53	(29.44)	0.67[5] [8]	0.67[5] [8]	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66[5]	0.66[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66[5]	0.66[5]	1.41	1.41	$545,586	13%

Wasatch Funds —  Notes to Financial Highlights

1
Not annualized for periods less than one year.
2
Annualized for periods less than one year.
3
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4
Represents amounts less than $0.005 per share.
5
Includes interest expenses of less than 0.005%.
6
Includes interest expenses of more than 0.005%.
7
Includes extraordinary expenses greater than or equal to 0.01%.
8
Includes extraordinary expenses of less than 0.01%.
10
Fund inception date was October 1, 2019.
11
Institutional Class inception date was January 31, 2020.
12
Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.
14
Fund inception date was October 1, 2021.
15
Fund inception date was June 13, 2022.
17
Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:
	Expenses Net of Waivers and Reimbursements(%)[2]	Expenses Before Waivers and Reimbursements(%)[2]
Long/Short Alpha Fund — Investor Class
Year ended 9/30/24	1.63	1.62
Year ended 9/30/23	1.76	1.93
Year ended 9/30/22	1.75	2.48
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/24	1.50	1.51
Year ended 9/30/23	1.50	1.87
Year ended 9/30/22	1.50	2.40

Wasatch Funds —  Privacy Policy
January 31, 2025

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.
•
We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•
We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•
We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•
We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•
We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•
We restrict access to your personal information to employees who service your accounts.
•
We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:
•
Account applications. When you open an account the information we collect may include your name, address, phone number, email address and Social Security number.
•
Transactions. To manage your account and provide
information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•
Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at wasatchglobal.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:
•
To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•
To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•
To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•
To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•
To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

Wasatch Funds —  How to Contact Wasatch
January 31, 2025

General

This prospectus is for Investor Class and Institutional Class shares of the Wasatch Funds.
If you have any questions about Wasatch Funds or would like more information, please contact Wasatch Funds.

Online

wasatchglobal.com
or via email at
shareholderservice@wasatchfunds.com

Telephone

800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

Mail

Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

Wasatch Funds
January 31, 2025

Wasatch Funds
January 31, 2025

Wasatch Funds
January 31, 2025

Wasatch Funds
January 31, 2025

WASATCHGLOBAL.COM

ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS

SMALL CAP	MICRO CAP	INTERNATIONAL	EMERGING MARKETS	FRONTIER MARKETS	GLOBAL
You may obtain a free copy of the Funds’ SAI, annual and semi-annual reports to shareholders, and other information, such as Fund financial statements, on the Funds’ website at wasatchglobal.com or by contacting Wasatch at 800.551.1700. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained, after paying a duplicating fee, by making an electronic request at the following email address: publicinfo@sec.gov.
Investment Company Act File Number: 811-4920